SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/X/  Preliminary proxy statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-12


                        TEMPLETON GLOBAL INCOME FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transactions applies:

(2)  Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing party:

(4)  Date filed:

[LOGO]

                       TEMPLETON GLOBAL INCOME FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

         These materials are for the Annual Meeting of Shareholders scheduled for February 27, 2004 at 11:00 a.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to Templeton Global Income Fund, Inc. (the "Fund"). If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposal(s) and, on the Proposal(s) for which no vote is specified, your proxy will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

         WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

         WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800-342-5236).






-------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.
-------------------------------------------------------------------------------
PAGE


[LOGO]

                       TEMPLETON GLOBAL INCOME FUND, INC.

                  NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS

         The Annual Meeting of Shareholders (the "Meeting") of Templeton Global Income Fund, Inc. (the "Fund") will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on February 27, 2004 at 11:00 a.m. Eastern time.

         During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

         1. To elect four Directors of the Fund to hold office for the terms specified.

         2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

         3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

              (a) To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities;

              (b) To amend the Fund's fundamental investment restriction regarding industry concentration;

              (c) To amend the Fund's fundamental investment restriction regarding investments in commodities;

              (d) To amend the Fund's fundamental investment restriction regarding investments in real estate;

              (e) To amend the Fund's fundamental investment restriction regarding lending; and

              (f) To amend the Fund's fundamental investment restriction regarding underwriting.

         4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                         By Order of the Board of Directors,

                                         Barbara J. Green
                                         SECRETARY

January [20], 2004


-------------------------------------------------------------------------------
MANY SHAREHOLDERS HOLD SHARES IN MORE THAN ONE TEMPLETON FUND AND WILL RECEIVE PROXY MATERIAL FOR EACH FUND OWNED. PLEASE SIGN AND PROMPTLY RETURN EACH PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
-------------------------------------------------------------------------------




                       TEMPLETON GLOBAL INCOME FUND, INC.

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

                                                                          PAGE

Information  About  Voting..............................................

Proposal 1:  To Elect Four Directors of the Fund........................

Proposal 2:   To Approve an Agreement and Plan of Reorganization
              that provides for the  Reorganization of the Fund from
              a Maryland Corporation to a Delaware Statutory Trust .....

Introduction  to Proposals 3 and 4......................................

Proposal  3:  To Approve Amendments to Certain of the Fund's
              Fundamental Investment Restrictions (this Proposal
              involves separate votes on Sub-Proposals 3a-3f)..........

     Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing and issuing
                      senior securities................................

     Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding industry concentration.....

     Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding investments in commodities.

     Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in real estate.

     Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding lending ...................

     Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding underwriting...............

Proposal  4: To Approve the Elimination of Certain of the Fund's
             Fundamental Investment Restrictions.......................

Additional Information About the Fund .................................

Audit Committee........................................................

Further Information About Voting and the Meeting.......................

EXHIBITS

Exhibit A - Nominating Committee Charter..............................     A-1

Exhibit B - Form of Agreement and Plan of Reorganization between
            Templeton Global Income Fund, Inc. (a Maryland corporation)
            and Templeton Global Income Fund (a Delaware  statutory
            trust) ....................................................    B-1

Exhibit C - A Comparison of Governing Documents and State Law..........    C-1

Exhibit D - Fundamental Investment Restrictions Proposed to be Amended
            or Eliminated .............................................    D-1

Exhibit E - Audit Committee Charter...................................     E-1






                       TEMPLETON GLOBAL INCOME FUND, INC.

                                 PROXY STATEMENT

? INFORMATION ABOUT VOTING

     WHO IS ASKING FOR MY VOTE?

     The Directors of Templeton Global Income Fund, Inc. (the "Fund"), in connection with the Annual Meeting of Shareholders of the Fund to be held on February 27, 2004 (the "Meeting"), have requested your vote on several matters.

     WHO IS ELIGIBLE TO VOTE?

     Shareholders of record at the close of business on January 2, 2004 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and proxy statement were first mailed to shareholders of record on or about January [20], 2004.

     ON WHAT ISSUES AM I BEING ASKED TO VOTE?

          You are being asked to vote on four Proposals:

          1.  To elect four Directors of the Fund;

          2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust;

          3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals); and

          4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

     HOW DO THE FUND'S DIRECTORS RECOMMEND THAT I VOTE?

          The Directors unanimously recommend that you vote:

          1.  FOR the election of the four nominees as Directors of the Fund;

          2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust;

          3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

          4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

     HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

     You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

     Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Director (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3f); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

     MAY I REVOKE MY PROXY?

     You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

     WHAT IF MY SHARES ARE HELD IN A BROKERAGE ACCOUNT?

     If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a "Legal Proxy" from your broker and present it to the Inspector of Election at the Meeting.

?   THE PROPOSALS

PROPOSAL 1: TO ELECT FOUR DIRECTORS OF THE FUND

     HOW ARE NOMINEES SELECTED?

     The Board of Directors of the Fund (the "Board" or the "Directors") has a Nominating Committee (the "Committee") consisting of Frank J. Crothers, Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" of the Fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Directors who are not interested persons of the Fund are referred to as the "Independent Directors" and Directors who are interested persons of the Fund are referred to as the "Interested Directors."

     The Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate's qualifications, the Committee generally considers the potential candidate's educational background, business or professional experience, and reputation. In addition, the Committee has established as minimum qualifications for Board membership as an Independent Director (1) that such candidate be independent from relationships with the Fund's investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act,
(2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member, and (3) that such candidate have no continuing relationship as a director, officer or board member of any mutual fund other than those within the Franklin Templeton Investments fund complex.

     When the Board has or expects to have a vacancy, the Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Committee, however, will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Committee at the Fund's offices.

     The Board has adopted and approved a formal written charter for the Committee. A copy of the charter is attached as Exhibit A to this Proxy Statement.

     WHO ARE THE NOMINEES AND DIRECTORS?

     The Board is divided into three classes. Each class has a term of three years. Each year the term of office of one class expires. This year, the terms of three Directors expire. Frank J. Crothers, Charles B. Johnson, and Fred R. Millsaps have been nominated for three-year terms, set to expire at the 2007 Annual Meeting of Shareholders. Frank A. Olson has been nominated for a one-year term, set to expire at the 2005 Annual Meeting of Shareholders. These terms continue, however, until successors are duly elected and qualified. Among these Directors, only Charles B. Johnson is deemed to be an "interested person" for purposes of the 1940 Act. All of the nominees are currently members of the Board however, Mr. Olson is standing for election by shareholders of the Fund for the first time. An incumbent Independent Director recommended Mr. Olson for consideration by the Committee as a nominee for Director. In addition, all of the current nominees and Directors are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds.

     Certain Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 18.14% and 15.47%, respectively, of its outstanding shares as of August 31, 2003. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE:BEN). Charles B. Johnson, Chairman of the Board, Director and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers. There are no family relationships among any of the Directors or nominees for Director.

     Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Directors.

     Listed below, for the nominees and Directors, are their names, ages and addresses, as well as their positions and length of service with the Fund, principal occupation during the past five years, the number of portfolios in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the nominee or Director.


NOMINEES FOR INDEPENDENT DIRECTOR TO SERVE UNTIL 2007 ANNUAL MEETING OF
SHAREHOLDERS:


                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                                                     IN FRANKLIN
                                                                     TEMPLETON
                                                                    INVESTMENTS
                                                       LENGTH       FUND COMPLEX
                                                       OF TIME      OVERSEEN BY         OTHER
NAME, AGE AND ADDRESS                   POSITION       SERVED         DIRECTOR*    DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (59)                  Director      Since 1999       [17]             None
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,   Atlantic  Equipment  &  Power  Ltd.;  Chairman,  Ventures  Resources
Corporation (Vice Chairman  1996-2003);  Vice Chairman,  Caribbean Utilities Co.
Ltd.;  Director and  President,  Provo Power Company Ltd.;  Director,  Caribbean
Electric  Utility  Services  Corporation  (Chairman until 2002); and director of various other business and nonprofit organizations.
---------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (74)                       Director       Since 1990           28                   None
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer,
Landmark Banking Corporation (1969-1978); Financial Vice President, Florida
Power and Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta
(1958-1965).
---------------------------------------------------------------------------------------------------------

NOMINEE FOR INDEPENDENT DIRECTOR TO SERVE UNTIL 2005 ANNUAL MEETING OF
SHAREHOLDERS:

FRANK A. OLSON (71)                         Director       Since 2003           20        Director, Becton,
   500 East Broward Blvd.                                                                 Dickinson and Co. (medical
   Suite 2100                                                                             technology); White
   Fort Lauderdale, FL                                                                    Mountains Insurance Group
   33394-3091                                                                             Ltd. (holding company);
                                                                                          and Amerada Hess
                                                                                          Corporation (exploration
                                                                                          and refining of oil and
                                                                                          gas).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, The Hertz Corporation (car rental) (since 1980) (Chief
Executive Officer 1977-1999); and FORMERLY, Chairman of the Board, President and
Chief Executive Officer, UAL Corporation (airlines).
---------------------------------------------------------------------------------------------------------

NOMINEE FOR INTERESTED DIRECTOR TO SERVE UNTIL 2007 ANNUAL MEETING OF
SHAREHOLDERS:


                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                             FRANKLIN
                                                                            TEMPLETON
                                                                           INVESTMENTS
                                                                           FUND COMPLEX
                                                         LENGTH OF TIME    OVERSEEN BY
NAME, AGE AND ADDRESS                       POSITION         SERVED         DIRECTOR*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)                   Chairman      Chairman of          142                   None
   One Franklin Parkway                      of the     the Board since
   San Mateo, CA                             Board,         1995 and
   94403-1906                               Director      Director and
                                            and Vice     Vice President
                                            President      since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.;
Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS SERVING UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS:

HARRIS J. ASHTON (71)                       Director       Since 1992          142        Director, Bar-S Foods
   500 East Broward Blvd.                                                                 (meat packing company)
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
---------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (71)                    Director       Since 1992          143                   None
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------


INTERESTED DIRECTOR SERVING UNTIL 2006 ANNUAL MEETING OF SHAREHOLDERS:
                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                             FRANKLIN
                                                                            TEMPLETON
                                                                           INVESTMENTS
                                                                           FUND COMPLEX
                                                         LENGTH OF TIME    OVERSEEN BY
NAME, AGE AND ADDRESS                       POSITION         SERVED         DIRECTOR*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
**NICHOLAS F. BRADY (73)                    Director       Since 1993           21        Director, Amerada Hess
   500 East Broward Blvd.                                                                 Corporation (exploration
   Suite 2100                                                                             and refining of oil and
   Fort Lauderdale, FL                                                                    gas); and C2, Inc.
   33394-3091                                                                             (operating and investment
                                                                                          business); and FORMERLY,
                                                                                          Director, H.J. Heinz
                                                                                          Company (processed foods
                                                                                          and allied products)
                                                                                          (1987-1988; 1993-2003).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Darby Overseas Investments,  Ltd., Darby Emerging Markets Investments
LDC and Darby Technology Ventures Group, LLC (investment firms)  (1994-present);
Director,  Templeton  Capital  Advisors Ltd. and Franklin  Templeton  Investment
Fund; and FORMERLY,  Chairman,  Templeton  Emerging Markets Investment Trust PLC
(until  2003);  Secretary  of the  United  States  Department  of  the  Treasury
(1988-1993);  Chairman  of the  Board,  Dillon,  Read &  Co.,  Inc.  (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
---------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS SERVING UNTIL 2005 ANNUAL MEETING OF SHAREHOLDERS:

EDITH E. HOLIDAY (51)                       Director       Since 1996           94        Director, Amerada Hess
   500 East Broward Blvd.                                                                 Corporation (exploration
   Suite 2100                                                                             and refining of oil and
   Fort Lauderdale, FL                                                                    gas); Beverly Enterprises,
   33394-3091                                                                             Inc. (health care); H.J.
                                                                                          Heinz Company (processed
                                                                                          foods and allied products);
                                                                                          RTI Internationbal Metals,
                                                                                          Inc. (manufacture and
                                                                                          distribution of titanium);
                                                                                          and Canadian National
                                                                                          Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison--United States Treasury Department (1988-1989).
----------------------------------------------------------------------------------------------------------


                                                                            NUMBER OF
                                                                          PORTFOLIOS IN
                                                                             FRANKLIN
                                                                            TEMPLETON
                                                                           INVESTMENTS
                                                                           FUND COMPLEX
                                                         LENGTH OF TIME    OVERSEEN BY
NAME, AGE AND ADDRESS                       POSITION         SERVED         DIRECTOR*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (75)                      Director       Since 1993          142        Director, White Mountains
   500 East Broward Blvd.                                                                 Insurance Group, Ltd.
   Suite 2100                                                                             (holding company); Martek
   Fort Lauderdale, FL                                                                    Biosciences Corporation;
   33394-3091                                                                             MedImmune, Inc.
                                                                                          (biotechnology);
                                                                                          Overstock.com (Internet
                                                                                          services); and Spacehab,
                                                                                          Inc. (aerospace services);
                                                                                          and FORMERLY, Director,
                                                                                          MCI Communication
                                                                                          Corporation (subsequently
                                                                                          known as MCI WorldCom,
                                                                                          Inc. and WorldCom, Inc.)
                                                                                          (communications services)
                                                                                          (1988-2002).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY, Chairman, White River Corporation (financial services) (1993-1998) and
Hambrecht  &  Quist  Group  (investment  banking)  (1987-1992);  and  President,
National Association of Securities Dealers, Inc. (1970-1987).
---------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS (49)           Director       Since 1999           20                   None
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
---------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex that a nominee for election as director would oversee if elected or that a director currently oversees. These portfolios have a common investment adviser or affiliated investment advisers, and also may share a common underwriter.

** Nicholas F. Brady and Charles B. Johnson are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of directors. Mr. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's investment manager, and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. On October 1, 2003, Resources acquired all of the shares of Darby Overseas Investments, Ltd. ("Darby Investments") and the remaining portion of the limited partner interests not currently owned by Resources of Darby Overseas Partners, L.P. ("Darby Partners"). Mr. Brady, formerly a shareholder of Darby Investments and a partner of Darby Partners, will continue as Chairman of Darby Investments, which is the corporate general partner of Darby Partners. In addition, Darby Partners and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady will also continue to serve as Chairman of the corporate general partner of DEMF, and Darby Partners and Darby Investments own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Partners is a significant investor and for which Darby Partners has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Partners is a significant investor, and the general partner of which Darby Partners controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees and Directors of the Fund are Independent Directors.

     The following tables provide the dollar range of the equity securities of the Fund and of all funds overseen by the Directors in the Franklin Templeton Investments fund complex beneficially owned by the Fund's Directors as of December 31, 2003.

INDEPENDENT DIRECTORS:

                                                         AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                         SECURITIES IN ALL
                                                        FUNDS OVERSEEN BY THE
                                   DOLLAR RANGE          DIRECTOR IN THE
                                   OF EQUITY            FRANKLIN TEMPLETON
                                  SECURITIES IN             INVESTMENTS
NAME OF DIRECTOR                    THE FUND               FUND COMPLEX
-------------------------------------------------------------------------------
Harris J. Ashton                   $1 - $10,000            Over $100,000
Frank J. Crothers                      None                Over $100,000
S. Joseph Fortunato                $1 - $10,000            Over $100,000
Edith E. Holiday                   $1 - $10,000            Over $100,000
Gordon S. Macklin                 Over $100,000            Over $100,000
Fred R. Millsaps                      None                 Over $100,000
Frank A. Olson                        None                 Over $100,000
Constantine D. Tseretopoulos          None                 Over $100,000



INTERESTED DIRECTORS:

                                                         AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                         SECURITIES IN ALL
                                                        FUNDS OVERSEEN BY THE
                                   DOLLAR RANGE          DIRECTOR IN THE
                                   OF EQUITY            FRANKLIN TEMPLETON
                                  SECURITIES IN             INVESTMENTS
NAME OF DIRECTOR                    THE FUND               FUND COMPLEX
-------------------------------------------------------------------------------
Nicholas F. Brady              $10,001 - $50,000           Over $100,000
Charles B. Johnson             $10,001 - $50,000           Over $100,000



     HOW OFTEN DO THE DIRECTORS MEET AND WHAT ARE THEY PAID?

     The role of the Directors is to provide general oversight of the Fund's business and to ensure that the Fund is operated for the benefit of all shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Directors also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Directors and Mr. Brady an annual retainer of $2,000 and a fee of $400 per Board meeting attended. Directors serving on the Audit Committee of the Fund and other investment companies in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

     During the fiscal year ended August 31, 2003, there were five meetings of the Board, three meetings of the Audit Committee, and five meetings of the Nominating and Compensation Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors' attendance at the annual shareholders' meeting. One Director attended the Fund's last annual meeting held on February 28, 2003.

         Certain Directors and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                                                     NUMBER OF
                                                      TOTAL          BOARDS IN
                                                  COMPENSATION      FRANKLIN
                                                      FROM          TEMPLETON
                                                    FRANKLIN        INVESTMENTS
                                                    TEMPLETON           FUND
                                   AGGREGATE       INVESTMENTS     COMPLEX  ON
                                  COMPENSATION         FUND      WHICH DIRECTOR
NAME OF DIRECTOR                 FROM THE FUND*      COMPLEX**       SERVES***
-------------------------------------------------------------------------------
Harris J. Ashton                    $5,500            $[]              46
Nicholas F. Brady                    5,500             []              15
Frank J. Crothers                    5,767             []              14
S. Joseph Fortunato                  5,500             []              47
Andrew H. Hines, Jr.****             5,655             []               1
Edith E. Holiday                     5,500             []              30
Betty P. Krahmer                     5,500             []              15
Gordon S. Macklin                    5,500             []              46
Fred R. Millsaps                     5,655             []              17
Frank A. Olson*****                  1,167             []              14
Constantine D. Tseretopoulos         5,767             []              14

-----------------------------
*     Compensation received for the fiscal year ended August 31, 2003.
**    Compensation received for the calendar year ended December 31, 2003.
*** We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes [51] registered investment companies, with approximately [149] U.S. based funds or series.
****  Mr. Hines retired from the Board effective December 31, 2003.
***** Mr. Olson was appointed to the Board in May 2003.

     The table above indicates the total fees paid to Directors by the Fund individually and by all of the funds in Franklin Templeton Investments. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can more effectively oversee the management of the funds.

     Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998 were valued as of such date with subsequent investments valued at cost.


     WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers are their names, ages and addresses, as well as their positions and length of service with the Fund, and principal occupations during the past five years.



NAME, AGE AND ADDRESS                                  POSITION                         LENGTH OF TIME SERVED
---------------------------------------- -------------------------------------- --------------------------------------
CHARLES B. JOHNSON                        Chairman of the Board, Director and           Chairman of the Board
                                                    Vice President                   since 1995 and Director and
                                                                                      Vice President since 1992

Please refer to the table "Nominee for  Interested  Director to serve until 2007
Annual Meeting of Shareholders" for additional  information about Mr. Charles B.
Johnson.
---------------------------------------- -------------------------------------- --------------------------------------
CHRISTOPHER J. MOLUMPHY (41)                 President and Chief Executive                   Since 2002
   One Franklin Parkway                      Officer--Investment Management
   San Mateo, CA
   94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice  President,  Franklin  Advisers,  Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
---------------------------------------- -------------------------------------- --------------------------------------
RUPERT H. JOHNSON, JR. (63)                         Vice President                           Since 1996
   One Franklin Parkway
   San Mateo, CA
   94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Director,  Franklin Advisers,  Inc. and Franklin  Investment  Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee,  as the case may be, of some of the other  subsidiaries  of
Franklin  Resources,  Inc.  and of 49 of the  investment  companies  in Franklin
Templeton Investments.
---------------------------------------- -------------------------------------- --------------------------------------
HARMON E. BURNS (58)                                Vice President                           Since 1996
   One Franklin Parkway
   San Mateo, CA
   94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.;  Vice  President  and Director,  Franklin  Templeton  Distributors,  Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin  Resources,  Inc. and of 49 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------





NAME, AGE AND ADDRESS                                  POSITION                         LENGTH OF TIME SERVED
---------------------------------------- -------------------------------------- --------------------------------------
MARTIN L. FLANAGAN (43)                             Vice President                           Since 1989
   One Franklin Parkway
   San Mateo, CA
   94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice
President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive
Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.;
Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 49 of the investment companies in Franklin Templeton
Investments.
---------------------------------------- -------------------------------------- --------------------------------------
JEFFREY A. EVERETT (39)                             Vice President                           Since 2001
   P.O. Box N-7759
   Lyford Cay, Nassau
   Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
---------------------------------------- -------------------------------------- --------------------------------------
JIMMY D. GAMBILL (56)                          Senior Vice President and                     Since 2002
   500 East Broward Blvd.                      Chief Executive Officer -
   Suite 2100                                 Finance and Administration
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 51 of the  investment  companies  in Franklin
Templeton Investments.
---------------------------------------- -------------------------------------- --------------------------------------
JOHN R. KAY (63)                                    Vice President                           Since 1994
   500 East Broward Blvd.
   Suite 2100
   Fort Lauderdale, FL
   33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President,  Templeton Worldwide,  Inc.; Assistant Vice President,  Franklin
Templeton  Distributors,   Inc.;  Senior  Vice  President,   Franklin  Templeton
Services,  LLC;  and  officer  of some of the  other  subsidiaries  of  Franklin
Resources,  Inc. and of 35 of the  investment  companies  in Franklin  Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
----------------------------------------------------------------------------------------------------------------------




NAME, AGE AND ADDRESS                                  POSITION                         LENGTH OF TIME SERVED
---------------------------------------- -------------------------------------- --------------------------------------
MURRAY L. SIMPSON (66)                            Vice President and                         Since 2000
   One Franklin Parkway                           Assistant Secretary
   San Mateo, CA
   94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources,  Inc.; officer and/or  director,  as the case may be, of some of the  subsidiaries  of Franklin
Resources,  Inc. and of 51 of the  investment  companies  in Franklin  Templeton
Investments;  and  FORMERLY,  Chief  Executive  Officer and  Managing  Director,
Templeton  Franklin   Investment  Services  (Asia)  Limited  (until  2000);  and
Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------- -------------------------------------- --------------------------------------
BARBARA J. GREEN (56)                               Vice President                    Vice President since 2000
   One Franklin Parkway                              and Secretary                    and Secretary since 1996
   San Mateo, CA
   94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary,  Franklin Resources, Inc.;
Secretary  and Senior Vice  President,  Templeton  Worldwide,  Inc.;  Secretary,
Franklin Advisers,  Inc.,  Franklin Advisory Services,  LLC, Franklin Investment
Advisory  Services,  Inc.,  Franklin Mutual Advisers,  LLC,  Franklin  Templeton
Alternative  Strategies,   Inc.,  Franklin  Templeton  Investor  Services,  LLC,
Franklin  Templeton  Services,  LLC,  Franklin  Templeton  Distributors,   Inc.,
Templeton Investment Counsel, LLC, and  Templeton/Franklin  Investment Services,
Inc.; and officer of some of the other subsidiaries of Franklin Resources,  Inc.
and of 51 of the investment  companies in Franklin  Templeton  Investments;  and
FORMERLY,  Deputy  Director,   Division  of  Investment  Management,   Executive
Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special
Counsel  and  Attorney   Fellow,   U.S.   Securities  and  Exchange   Commission
(1986-1995);  Attorney,  Rogers & Wells (until 1986);  and Judicial Clerk,  U.S.
District Court (District of Massachusetts) (until 1979).
---------------------------------------- -------------------------------------- --------------------------------------
DAVID P. GOSS (56)                           Vice President and Assistant                    Since 2000
   One Franklin Parkway                                Secretary
   San Mateo, CA
   94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
---------------------------------------- -------------------------------------- --------------------------------------
MICHAEL O. MAGDOL (66)                      Vice President--AML Compliance                   Since 2002
   600 Fifth Avenue
   Rockefeller Center
   New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; Director, FTI Banque, Arch Chemicals, Inc. and Lingnan
Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------
KIMBERLEY H. MONASTERIO (40)                         Treasurer and                           Since 2003
   One Franklin Parkway                         Chief Financial Officer
   San Mateo, CA
   94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------


PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
            FOR THE REORGANIZATION OF THE FUND FROM A MARYLAND CORPORATION TO A DELAWARE STATUTORY TRUST

     The Directors unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as EXHIBIT B, that would change the state of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Maryland corporation into a newly formed Delaware statutory trust. This proposed reorganization will be referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Directors have approved the Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware statutory trust named "Templeton Global Income Fund" (the "DE Fund").

     WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

     If the Plan is approved by shareholders and the Reorganization is implemented, the DE Fund would have the same investment objective, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, the same fundamental investment restrictions amended or eliminated by Proposals 3 and 4 in this proxy statement). The Board, including any persons elected under Proposal 1, and officers of the DE Fund would be the same as those of the Fund, and would operate the DE Fund in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the Reorganization, you would hold an interest in the DE Fund that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

     WHY  ARE  THE  DIRECTORS   RECOMMENDING   APPROVAL  OF  THE  PLAN  AND  THE
REORGANIZATION?

     The Directors have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Maryland corporations. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Delaware law also provides favorable state tax treatment. Most significantly, an investment company formed as a Delaware statutory trust, unlike one formed as a Maryland corporation, need not pay an organization and capitalization tax on the aggregate par value of shares it issues to shareholders. Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Fund. This could benefit the DE Fund and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Fund's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Directors believe that it is in the best interests of the shareholders to approve the Plan.

     HOW DO THE  MARYLAND  CORPORATE  LAW AND  THE  FUND'S  GOVERNING  DOCUMENTS
COMPARE  TO THE  DELAWARE  STATUTORY  TRUST  LAW  AND  THE DE  FUND'S  GOVERNING
DOCUMENTS?

     The following summary compares certain rights and characteristics of the shares of the Fund to the shares of the DE Fund. The summary is qualified in its entirety by the more complete comparison of Maryland corporate law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Fund and the DE Fund, included in EXHIBIT C to this proxy statement, which is entitled, "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

     Reorganizing the Fund from a Maryland corporation to a Delaware statutory trust is expected to provide many benefits to the Fund and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that translate into savings for a fund, such as the DE Fund, and its shareholders. For example, the Delaware Act authorizes management to take various actions without requiring shareholder approval if permitted by the governing instrument. Additionally, unlike Maryland corporate law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

     The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Fund's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline many of the provisions in the Fund's Charter and By-Laws, and should thus lead to enhanced flexibility in management and administration as compared to its current operation as a Maryland corporation. As a Delaware statutory trust, the DE Fund should also be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

     Moreover, to the extent provisions in the DE Fund's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Fund's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Fund should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Fund. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

     Shares of the DE Fund and the Fund each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Fund and the Fund provide for noncumulative voting in the election of their trustees/directors and provide for a classified board consisting of three classes of trustees/directors, with staggered terms. Like the Fund, the DE Fund intends to hold annual shareholder meetings. Special meetings of shareholders may be called at any time by the DE Fund Board, by the chairperson of the DE Fund Board or by the president of the DE Fund for the purpose of taking action upon any matter deemed by the DE Fund Board to be necessary or desirable. To the extent permitted by the 1940 Act, a special meeting of the shareholders for the purpose of electing trustees may also be called by the chairperson of the DE Fund Board, or shall be called by the president or any vice-president of the DE Fund at the request of shareholders holding not less than 10% of the DE Fund's shares, provided that the shareholders requesting such meeting shall have paid the DE Fund the reasonably estimated cost of preparing and mailing the notice of the meeting. With respect to shareholder inspection rights of a fund's books and records, the Fund and the DE Fund each provide certain inspection rights to its shareholders at least to the extent required by applicable law.

     While shareholders of the DE Fund will have similar distribution and voting rights as they currently have as shareholders of the Fund, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote and to a distribution and differ in the proportion of shares required to vote on certain matters, such as mergers, dissolution, and amendment to charter documents. In addition, the By-Laws that govern the operation of the DE Fund contain a provision which requires that notice be given to the DE Fund by a shareholder in advance of a shareholder meeting to enable a shareholder to present a proposal at any such meeting. Failure to satisfy the requirements of this advance notice provision will mean that a shareholder may not be able to present a proposal at a meeting. The details of that new advance notice provision are included in EXHIBIT C and its operation is described under "FURTHER INFORMATION ABOUT VOTING AND THE MEETING- SHAREHOLDER PROPOSALS" below.

     Under Maryland corporation law, the shareholders of the Fund are not subject to any personal liability for any claims against, or liabilities of, the Fund solely by reason of being or having been a shareholder of the Fund. Under the Delaware Act, shareholders of the DE Fund will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

     WHAT ARE THE CONSEQUENCES AND PROCEDURES OF THE REORGANIZATION?

     Upon completion of the Reorganization, the DE Fund will continue the business of the Fund and will have the same investment objective, policies and investment restrictions as those of the Fund existing on the date of the Reorganization, and will hold the same portfolio of securities then held by the Fund. The DE Fund will be operated under substantially identical overall management, investment management, and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the DE Fund will adopt the Fund's notification of registration under the 1940 Act.

     The DE Fund was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. To accomplish the Reorganization, the Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Fund. In exchange for these assets and liabilities, the DE Fund will issue shares of the DE Fund to the Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Fund as you held in the Fund immediately prior to the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Fund will be dissolved and cease its existence.

     The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of the Fund, or if the Directors abandon the Reorganization, the Fund will continue to operate as a Maryland corporation. If the Reorganization is approved by shareholders, it is expected to be completed in 2004.

     WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

     As a result of the Reorganization, the DE Fund will be subject to a new investment management agreement between the DE Fund and the Investment Manager. The new investment management agreement will be substantially identical to the current investment management agreement between the Investment Manager and the Fund.

     WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT SHAREHOLDER SERVICING AGREEMENTS?

     The DE Fund will enter into an agreement with Franklin Templeton Services, LLC for administration services that is substantially identical to the Fund Administration Agreement currently in place for the Fund. The Fund will assign to the DE Fund the Fund's service and transfer agency agreements with Mellon Investor Services LLC (which provide for certain financial, administrative, transfer agency and fund accounting services).

     WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN?

     Under the 1940 Act, the shareholders of a fund must elect trustees and approve the initial investment management agreement for the fund. Theoretically, if the Plan is approved and the Fund is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Fund. In fact, the DE Fund must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Directors have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Directors have determined that approval of the Plan will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Directors of the Fund who are in office at the time of the Reorganization as Trustees of the DE Fund; and (2) a new investment management agreement between the DE Fund and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Fund.

     Prior to the Reorganization, if the Plan is approved by shareholders, the officers will cause the Fund, as the sole shareholder of the DE Fund, to vote its share FOR the matters specified above. This action will enable the DE Fund to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

     WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE FUND?

     The DE Fund was formed as a Delaware statutory trust on December 2, 2003 pursuant to the Delaware Act. The DE Fund has authorized an unlimited number of shares of beneficial interest without par value. As of the effective date of the Reorganization, outstanding shares of the DE Fund will be fully paid, nonassessable, freely transferable, and will have no preemptive or subscription rights. The DE Fund also has the same fiscal year as the Fund.

     WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

     Since the Reorganization will benefit the Fund and its shareholders, the Board has authorized that expenses incurred in the Reorganization shall be paid by the Fund, whether or not the Reorganization is approved by shareholders.

     ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

     The Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in the DE Fund will be the same as the basis and holding period of your shares in the Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Fund and the Fund, that under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the DE Fund, or their shareholders.

     WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

     You may continue to trade your shares of the Fund on the NYSE or Pacific Exchange, Inc. (the "PCX") until the close of trading on the business day before the effective date of the Reorganization. The shares of the DE Fund will be listed on the NYSE and the PCX just as shares of the Fund historically have been listed. Consequently, upon the effectiveness of the Reorganization you may trade, on the NYSE or the PCX the shares of the DE Fund you receive in the Reorganization. The market value of your shares will not be affected by the Reorganization except to the extent that market forces affect the value of the shares, as currently occurs.

     WHAT IS THE EFFECT OF MY VOTING "FOR" THE PLAN?

     By voting "FOR" the Plan, you will be agreeing to become a shareholder of a closed-end fund organized as a Delaware statutory trust, with trustees, an investment management agreement, and other service arrangements that are substantially identical to those in place for the Fund.

                       THE BOARD OF DIRECTORS UNANIMOUSLY
                   RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

INTRODUCTION TO PROPOSALS 3 AND 4

     The Fund is subject to a number of fundamental investment restrictions that
(1) are more restrictive than those required under present law; (2) are no longer required; or (3) were adopted in response to regulatory, business or industry conditions that no longer exist. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally to (1) update those current investment restrictions that are more restrictive than is required under the federal securities laws; and (2) conform the Fund's fundamental investment restrictions to those of the majority of the funds in Franklin Templeton Investments. In general, the proposed restrictions would (1) simplify, modernize and standardize the fundamental investment restrictions that are required to be stated by a fund under the 1940 Act; and (2) eliminate those fundamental investment restrictions that are no longer required by the federal securities laws, interpretations of the U.S. Securities and Exchange Commission ("SEC") or state securities law, as preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA").

     After the Fund was organized as a Maryland corporation in 1988, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by NSMIA and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all.

     The Board believes there are several distinct advantages to revising the Fund's fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board and the Investment Manager believe that the Fund will be able to minimize the costs and delays associated with holding future shareholders' meetings to revise fundamental investment restrictions that have become outdated or inappropriate. Second, the Board and the Investment Manager also believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced because the Fund will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment restrictions. Finally, the standardized fundamental investment restrictions are expected to enable the Fund to more efficiently and more easily monitor portfolio compliance.

     The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Fund to have fundamental restrictions and are substantially similar to the fundamental investment restrictions of other funds in Franklin Templeton Investments that have recently amended their investment restrictions. The proposed standardized restrictions will not affect the Fund's investment goal or its current principal investment strategies. Although the proposed amendments will give the Fund greater flexibility to respond to possible future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the current level of investment risk associated with an investment in the Fund, nor does the Board anticipate that the proposed changes in fundamental investment restrictions will materially change the manner in which the Fund is currently managed and operated. However, the Board may change or modify the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. Should the Board in the future modify materially the way the Fund is managed to take advantage of such increased flexibility, the Fund will make the necessary disclosures to shareholders.

PROPOSAL 3: TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
            INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 3A - 3F)

     The Fund's existing fundamental investment restrictions, together with the recommended changes to the investment restrictions, are detailed in EXHIBIT d, which is entitled, "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposal that is approved by shareholders will be effective upon shareholder approval.

SUB-PROPOSAL 3A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING BORROWING AND ISSUING SENIOR SECURITIES.

     The 1940 Act requires investment companies to impose certain limitations on borrowing activities and a fund's borrowing limitations must be fundamental. The 1940 Act also requires the Fund to have an investment policy describing its ability to issue senior securities. The Fund currently has one fundamental investment restriction covering both activities. Management proposes that such policies be amended and set forth in two separate policies as further described below.

     The Fund's current investment restriction also limits the Fund's ability to pledge its assets. Currently the Fund may not pledge its assets for any purpose, except in order to secure any permissible borrowings. The 1940 Act does not require this type of fundamental investment restriction.

     BORROWING. The 1940 Act limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders. Under the 1940 Act, a closed-end fund may engage in borrowings (not limited to borrowings from banks) if immediately after such borrowings, the aggregate of such borrowings is in an amount that is not more than 33 1/3% of its total assets (or lesser amounts, depending on the form of borrowing). Closed-end funds typically enter into line of credit agreements with banks or issue a class of preferred stock or other debt obligations in order to leverage the fund - that is, to invest the borrowings in securities that are expected to yield a higher return than the cost of borrowing.

     WHAT EFFECT WILL  AMENDING THE CURRENT  BORROWING  RESTRICTION  HAVE ON THE
FUND?

     The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow from a bank (1) for temporary or emergency purposes or (2) to finance the repurchase of its shares and tender offers, in amounts up to 30% of its total assets (not including the amount borrowed). In addition, the Fund may not purchase additional portfolio securities while borrowings exceed 5% of the value of its total assets.

     The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the SEC and would eliminate the restriction regarding the Fund's ability to pledge its assets. In addition, the Fund's policy that the Fund may borrow up to 30% of its total assets from banks for temporary or emergency purposes or to finance share repurchases or tender offers would be eliminated. By so amending the investment restriction, the Fund would not unnecessarily limit the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, Section 18 of the 1940 Act limits a fund's borrowings to not more than 33 1/3% of the fund's total assets, which would provide the Fund will greater flexibility than the current restriction. If this proposed fundamental policy is approved, the Fund would be permitted to borrow for leveraging purposes and would not be prohibited from purchasing additional portfolio securities if its borrowings exceeded 5% of the value of its total assets. As a result, the Fund would be subject, to a greater degree, to the risks associated with borrowing, as described below.

     The proposed restriction would also permit the Fund to borrow money from affiliated investment companies or other affiliated entities. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

     ISSUING SENIOR SECURITIES. A "senior security" is an obligation of a fund, with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally limits a closed-end fund's ability to issue senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

     The senior securities issued by a closed-end fund may often be a class of preferred stock. A closed-end fund is required to maintain a 300% asset coverage on senior securities after deducting for any dividend, distribution or repurchase of its shares, except only a 200% asset coverage is needed on preferred  stock of the fund  after  deducting  for  dividends  paid.  SEC Staff interpretations also allow a fund, under certain conditions, to engage in a number of types of transactions that might otherwise be considered to create "senior securities;" for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC Staff interpretations, when engaging in these types of transactions, a fund must mark on its books, or segregate with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities. Consequently, a closed-end fund would not be deemed to issue a senior security that requires the 300% asset coverage if it follows these segregation procedures described above.

     WHAT EFFECT WILL AMENDING THE CURRENT SENIOR SECURITIES RESTRICTION HAVE ON THE FUND?

     The current fundamental investment restriction relating to senior securities prohibits the Fund from issuing senior securities, except as provided in the Fund's current fundamental restriction on borrowing and issuing senior securities.

     The proposed restriction would permit the Fund to issue senior securities as permitted under the 1940 Act and any relevant rule, exemption, or interpretation issued by the SEC. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC Staff as not constituting senior securities, such as covered reverse repurchase transactions.

     The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities. Moreover, if this sub-proposal is approved, the Fund will be able to issue preferred stock, commercial paper, or other forms of leverage, although it has no present intention to do so. Therefore, the Board does not anticipate that amending the current restriction will result in additional material risk to the Fund at this time. However, the Fund may initiate the use of these strategies in the future to the extent described in the proposed new restriction. To the extent the Fund does engage in such strategies in the future, it would be subject to the risks associated with leveraging, including reduced total returns and increased volatility, as more fully described below.

     WHAT ARE SOME OF THE RISKS ASSOCIATED WITH BORROWING AND ISSUANCE OF SENIOR SECURITIES?

     Because borrowing or the issuance of senior securities will subject the Fund to additional costs, the Fund would only borrow or issue senior securities when the Investment Manager believes that the cost of carrying the assets to be acquired through leverage would be lower than the Fund's expected return on its longer-term portfolio investments. Should this differential narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim. Indeed, any such leveraging tends to magnify market exposure and can result in higher than expected losses to the Fund.

     Because the investment risk associated with investment assets purchased with funds obtained through a borrowing or the issuance of senior securities would be borne solely by the holders of the Fund's shares, adverse movements in the price of the Fund's portfolio holdings would have a more severe effect on the Fund's net asset value than if the Fund were not leveraged. Leverage creates risks for shareholders in the Fund, including the likelihood of greater volatility of the Fund's net asset value and the market price of its shares, and the risk that fluctuations in interest rates on borrowings or in the dividend rates on any preferred stock may affect the return to shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the net income of the Fund would be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In such an event, the Fund may nevertheless determine to maintain its leveraged position in order to avoid capital losses on securities purchased with the leverage.

     Also, if the asset coverage for borrowings or other senior securities of the Fund declines below the limits specified in the 1940 Act, the Fund may be required to sell a portion of its investments when it may not be advantageous to do so. In the extreme, sales of investments required to meet asset coverage tests imposed by the 1940 Act could also cause the Fund to lose its status as a regulated investment company. If the Fund were unable to make adequate distributions to shareholders because of asset coverage or other restrictions, it could fail to qualify as a regulated investment company for federal income tax purposes and, even if it did not fail to so qualify, it could become liable for income and excise tax on the portion of its earnings which are not distributed on a timely basis in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended.

     The Fund's willingness to borrow money and issue new securities for investment purposes, and the amount it will borrow or issue, will depend on many factors, the most important of which are investment outlook, market conditions and interest rates. Successful use of a leveraging strategy depends on the Investment Manager's ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

SUB-PROPOSAL 3B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INDUSTRY CONCENTRATION.

     Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC Staff takes the position that a fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and certain tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

     WHAT EFFECT WILL AMENDING THE CURRENT INDUSTRY CONCENTRATION RESTRICTION HAVE ON THE FUND?

     The current fundamental investment restriction regarding industry concentration prohibits the Fund from investing 25% or more of the total value of its assets in a particular industry.

     The proposed concentration policy is substantially the same as the Fund's current policy, except that (1) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; (2) it slightly increases (from "25% or more" to "more than 25%") the numerical limit on permissible investments; and (3) it expressly references, in a manner consistent with current SEC Staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

     The proposed restriction would expressly exempt from the 25% limitation, those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC Staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, although the Fund has always been permitted to invest in other investment companies, the proposed restriction now makes explicit that such investments are exempted from the Fund's concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on a fund's investments in other investment companies as set forth in the 1940 Act and any exemptive orders issued by the SEC. In general, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and more than 10% of its total assets in other investment companies overall.

SUB-PROPOSAL 3C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN COMMODITIES.

     Under the 1940 Act, a fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments, such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in futures contracts and related options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

     WHAT EFFECT WILL AMENDING THE CURRENT COMMODITIES RESTRICTION HAVE ON THE FUND?

     The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodities or commodity contracts, except futures contracts on debt securities, stock and bond indices and foreign currencies. In addition, the Fund may purchase securities secured by commodities and securities of companies which invest or deal in commodities. The Fund's current fundamental investment restriction relating to commodities is combined with a fundamental investment restriction relating to investments in real estate. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding commodity contracts from this other fundamental investment restriction.

     The proposed investment restriction relating to commodities clarifies that the Fund has the ability to engage in currencies and financial futures contracts (in addition to those listed in the current fundamental restriction) and related options and to invest in securities or other instruments that are secured by physical commodities, but not to invest directly in physical commodities. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to guidelines established by the Board regarding the use of derivatives. Under these guidelines, currently no more than 5% of the Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then only to the extent permitted by the guidelines established by the Board. It is not currently intended that the Fund would materially change these guidelines or its use of futures contracts, forward currency contracts and related options. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to commodities would involve additional material risk at this time.

SUB-PROPOSAL 3D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING INVESTMENTS IN REAL ESTATE.

     Under the 1940 Act, a fund's restriction regarding investments in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate and interests in real estate, with two limited exceptions. The first exception permits the Fund to invest in securities secured by real estate. The second exception permits the Fund to invest in securities issued by companies that invest or deal in real estate. As noted above, the Fund's current fundamental investment restriction relating to real estate is combined with the Fund's fundamental investment restriction relating to investment in commodities. The adoption of this Sub-Proposal would result in the creation of a separate real estate restriction and a separate restriction for commodities.

     WHAT EFFECT WILL AMENDING THE CURRENT REAL ESTATE RESTRICTION HAVE ON THE FUND?

     The proposed restriction would permit the Fund to continue to invest in the two types of real estate investments in which the Fund may currently invest; however, the proposed restriction clarifies that the Fund may invest in securities secured by interests in real estate and in securities of issuers dealing in interests in real estate. In addition, the proposed restriction would permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument.

     Modifying the Fund's real estate restriction may expose the Fund to certain risks inherent to these investments, such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, like other investments of this kind in developing countries, these investments are subject to risk of forfeiture due to governmental action. However, it is not currently intended that the Fund would materially change its investment strategies as they relate to real estate or interests therein. Thus, it is not currently anticipated that the proposed amendments to the investment restriction relating to real estate would involve additional material risk at this time.

SUB-PROPOSAL 3E: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING LENDING.

     Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities, enter into securities lending transactions and enter into repurchase agreements if it provides an exemption from the general prohibition.

     Under SEC Staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Sub-Proposal 3a above.)

     WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

     The Fund's current investment restriction regarding lending prohibits the Fund from making loans, except that the Fund may (1) lend its portfolio securities and (2) enter into repurchase agreements. In addition, the Fund has a fundamental investment policy of investing at least 65% of its total assets in one or more types of debt investments, including (1) debt securities that are issued or guaranteed as to interest and principal by the U.S. government, its agencies, authorities or instrumentalities; (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supra-national organizations, which are chartered to promote economic development and are supported by various governments and governmental entities; (iv) U.S. and foreign corporate debt securities and preferred equity securities; and (v) debt obligations of U.S. or foreign banks, savings and loan associations and bank holding companies.

     The proposed fundamental investment restriction is substantially similar to the Fund's current investment restriction regarding lending; however, the proposed investment restriction incorporates the Fund's ability to invest in debt securities and clarifies its ability to invest in loan participations and direct corporate loans. The proposed fundamental investment restriction also provides the Fund with additional flexibility to make loans to affiliated investment companies by permitting the Fund to take advantage of the Inter-Fund Lending and Borrowing Order described above. The proposed investment restriction permits the Fund, under certain conditions, to lend cash to other funds in Franklin Templeton Investments at rates higher than those that the Fund would receive if the Fund loaned cash to banks through short-term lending transactions such as repurchase agreements. Management anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

SUB-PROPOSAL 3F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 REGARDING UNDERWRITING.

     Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. In addition, under certain circumstances, the Fund may be deemed to be an underwriter of its own securities. The proposed restriction would make clear that the Fund has the ability to sell its own securities, should it ever choose to do so.

     WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

     The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter except in connection with the disposition of portfolio securities it owns. The current investment restriction does not provide any clarification regarding whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

     The proposed restriction relating to underwriting is substantially similar to the Fund's current investment restriction by generally prohibiting the Fund from engaging in underwriting except when disposing of securities it owns. The proposed investment restriction, however, clarifies that the Fund may sell its own securities. It is not anticipated that the adoption of the proposed restriction would involve additional material risk to the Fund at this time or affect the way the Fund is currently managed or operated.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT YOU VOTE "FOR" SUB-PROPOSALS 3A-3F


PROPOSAL 4: TO APPROVE  THE  ELIMINATION  OF CERTAIN OF THE FUND'S  FUNDAMENTAL
            INVESTMENT RESTRICTIONS

     The Fund's current investment restrictions, together with those recommended to be eliminated, are detailed in EXHIBIT D, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." If shareholders approve Proposal 4, the elimination of such investment restrictions will be effective upon shareholder approval.

     WHY  IS  THE  BOARD  RECOMMENDING  THAT  CERTAIN   FUNDAMENTAL   INVESTMENT
     RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

     Certain of the Fund's fundamental investment restrictions are either restatements of restrictions that are already included within the 1940 Act or other applicable laws and regulations or are more restrictive than current SEC Staff interpretations. These restrictions include those relating to purchasing securities on margin, making short sales of securities and diversification of Fund investments.

     The other fundamental investment restriction of the Fund, relating to investing in non-publicly traded securities or securities that are restricted as to disposition, was originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, this fundamental investment restriction is no longer required by law. As a result, the Fund is no longer legally required to adopt or maintain such investment restriction.

     Accordingly, the Investment Manager has recommended, and the Board has determined, that these four restrictions (referred to in this Proposal 4 as the "Restrictions") be eliminated and that their elimination is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental investment restrictions that become outdated or inappropriate. Elimination of the
Restrictions would also enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goal and will enhance the Investment Manager's ability to manage the Fund's assets in a changing investment environment.

     WHICH FOUR (4) RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

     The Fund currently is subject to four Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. The exact language of the Restrictions has been included in EXHIBIT D, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED."

          PURCHASING SECURITIES ON MARGIN

     The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding purchasing securities on margin, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3a above). The Fund's current fundamental investment restriction prohibits the Fund from purchasing securities on margin (except for such short term credits as may be necessary for the clearance of transactions and the maintenance of margin with respect to futures contracts).

     Current 1940 Act provisions on issuing senior securities and purchasing securities on margin, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to purchase securities on margin. Therefore, the Investment Manager does not anticipate that deleting the current restriction will result in additional material risk to the Fund at this time.

         ENGAGING IN SHORT SALES

     The 1940 Act does not require the Fund to adopt a fundamental investment restriction regarding engaging in short sales, except to the extent that these transactions may result in the creation of senior securities (as described more fully in Sub-Proposal 3a above). The Fund's current fundamental investment restriction prohibits the Fund from engaging in short sales of securities or maintaining a short position.

     Current 1940 Act provisions on issuing senior securities and engaging in short sales, together with the proposed fundamental investment restriction on senior securities, will limit the ability of the Fund to engage in short sales. Therefore, the Investment Manager does not anticipate that deleting the current restriction will result in additional material risk to the Fund at this time.

         INVESTING IN NON-PUBLICLY TRADED OR RESTRICTED SECURITIES

     The 1940 Act does not require, and applicable state law no longer requires, that the Fund adopt a fundamental investment restriction limiting its investments in non-publicly traded securities or securities that are restricted as to disposition or otherwise are not readily marketable. However, the Fund generally has not invested significantly in illiquid securities. Therefore, the Investment Manager does not anticipate that deleting the current restriction will result in additional material risk to the Fund at this time.

         IRS DIVERSIFICATION REQUIREMENTS

     The Fund's current fundamental investment restriction limiting the Fund's investment in securities of any one issuer is a general restatement of the investment diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), on all regulated investment companies. Neither the Code nor the 1940 Act requires that a fund adopt a fundamental investment restriction restating the Code's diversification requirements for investment companies. If this fundamental investment restriction is eliminated, the Fund will continue to be subject to the Code's diversification requirements.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 4

?  ADDITIONAL INFORMATION ABOUT THE FUND

     THE INVESTMENT MANAGER. The Investment Manager of the Fund is Franklin Advisers, Inc., a California corporation with offices at One Franklin Parkway, San Mateo, California 94403-1906. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is a wholly owned subsidiary of Resources.

     THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services"), with offices at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to an administration agreement, FT Services performs certain administrative functions for the Fund.

     THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is Mellon Investor Services LLC, 85 Challenger Road, Ridgefield Park, New Jersey 07660.

     THE CUSTODIAN. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

     OTHER MATTERS. The Fund's last audited financial statements and annual report for the fiscal year ended August 31, 2003, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R)(1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

     PRINCIPAL SHAREHOLDERS. As of January 2, 2004, the Fund had 129,586,836 shares of common stock, $0.01 par value ("shares"), outstanding and total net assets of $1,161,885,742. The Fund's shares are listed on the NYSE (NYSE: GIM) and on the PCX. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of January 2, 2004, [there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares. In addition, to the knowledge of the Fund's management, as of January 2, 2004, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.]

     CONTACTING THE BOARD OF DIRECTORS. If a shareholder wishes to send a communication to the Board of Directors, such correspondence should be in writing and addressed to the Board of Directors at the Fund's offices. The correspondence will then be given directly to the Board for their review and consideration.


?  AUDIT COMMITTEE

     AUDIT COMMITTEE AND INDEPENDENT AUDITORS. The Fund's Audit Committee is responsible for the selection of the Fund's independent auditors, including evaluating their independence, and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee also reviews the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Audit Committee consists of Messrs. Millsaps (Chairman), Crothers, Olson and Tseretopoulos, all of whom are Independent Directors and also are considered to be "independent" as that term is defined by the NYSE's listing standards.

     SELECTION OF INDEPENDENT AUDITORS. The Audit Committee and the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

     AUDIT FEES. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were  $[.................] for the fiscal year ended August 31, 2003 and $[ ] for the fiscal year ended August 31, 2002.

     AUDIT-RELATED FEES. The aggregate fees paid to PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Fund's financial statements and not reported under "Audit Fees" above were $[ ] for the fiscal year ended August 31, 2003 and $[ ____________ ] for the fiscal year ended August 31, 2002. The services for which theses fees were paid included the semi annual review of shareholder reports and internal control testing and evaluation.

     In  addition,   the  Audit  Committee  pre-approves  PwC's  engagement  for audit-related services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. [No such services were provided for the fiscal years ended August 31, 2003 and August 31, 2002.]

     TAX FEES. The aggregate fees paid to PwC for professional services rendered by PwC for tax  compliance,  tax advice and tax planning were $[ .........]  for the fiscal year ended August 31, 2003 and $[ ] for the fiscal year ended August 31, 2002. The services for which these fees were paid included tax return services.

     In addition, the Audit Committee pre-approves PwC's engagement for tax services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. [No such services were provided for the fiscal years ended August 31, 2003 and August 31, 2002.]

     ALL OTHER FEES. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $[ ___________ ] for the fiscal year ended August 31, 2003 and $[ ____________ ] for the fiscal year ended August 31, 2002. The services for which these fees were paid included fund profitability analysis review.

     In addition, the Audit Committee pre-approves PwC's engagement for other services with the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. [No such services were provided for the fiscal years ended August 31, 2003 and August 31, 2002.]

     AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. As of the date of this Proxy Statement, the Audit Committee has not adopted pre-approval policies and procedures. As a result, all services provided by PwC must be directly pre-approved by the Audit Committee.

     AGGREGATE NON-AUDIT FEES. [PwC did not render any non-audit services to the Fund, to the Investment Manager or to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund for the fiscal year ended August 31, 2003 or for the fiscal year ended August 31, 2002.]

     AUDIT COMMITTEE REPORT. The Board has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's responsibilities. A copy of the charter is attached as Exhibit E to this Proxy Statement.

     As required by the charter, the Audit Committee reviewed the Fund's audited financial statements and met with management, as well as with PwC, the Fund's independent auditors, to discuss the financial statements.

     The Audit Committee received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors' report, the members of the Audit Committee discussed with a representative of PwC, their independence, as well as the following: the auditors' responsibilities in accordance with generally accepted auditing standards; the auditors' responsibilities for information prepared by management that accompanies the Fund's audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management's judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors' retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors' judgments about the quality of the Fund's accounting principles.

     Based on its discussions with management and the Fund's auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2003 for filing with the U.S. Securities and Exchange Commission.

                                                   AUDIT COMMITTEE

                                                   Fred R. Millsaps (Chairman)
                                                   Frank J. Crothers
                                                   Frank A. Olson
                                                   Constantine D. Tseretopoulos

?  FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Directors of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition, the Fund has retained ___________________, a professional proxy solicitation firm, to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $________ to $________, including out-of-pocket expenses. The Fund expects that the solicitation would be primarily by mail, but may also include telephone, facsimile, electronic or other means of communication. You may receive a telephone call from ____________ asking you to vote. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

     VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

     QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

     METHOD OF TABULATION. Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, requires the affirmative vote of a majority of the Fund's outstanding shares. Proposal 3, to approve amendments to certain fundamental investment restrictions (including six (6) Sub-Proposals), and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

     Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-Proposals 3a-3f, and Proposal 4.

     SIMULTANEOUS MEETINGS. The Meeting is to be held at the same time as the annual meeting of shareholders of Templeton Emerging Markets Income Fund, Inc. If any shareholder at the Meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the Meeting to a time promptly after the simultaneous meeting, the persons designated as proxies will vote in favor of such adjournment.

     ADJOURNMENT. The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or, any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve a Proposal or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund's Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC's proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC's proxy rules and the Fund's proxy statement for the 2003 annual meeting.

     SHAREHOLDER PROPOSALS. The shareholder vote on Proposal 2, the matter concerning the proposed reorganization of the Fund from a Maryland corporation to a Delaware statutory trust, will dictate the requirements relating to shareholder proposals for the 2005 Annual Meeting of Shareholders. This section describes those requirements.

     SUBMISSION OF SHAREHOLDER PROPOSALS TO THE DE FUND. If Proposal 2 is approved by shareholders, the Fund will be reorganized as the DE Fund, and the DE Fund's By-Laws, in addition to the proxy rules under the federal securities laws, will govern shareholder proposals. The DE Fund anticipates that the 2005 Annual Meeting of Shareholders will be held on or about February [25], 2005. A shareholder who wishes to submit a proposal for consideration for inclusion in the DE Fund's proxy statement for the 2005 Annual Meeting of Shareholders must send such written proposal to the DE Fund's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention:
Secretary, so that it is received no later than [September 22], 2004 in order to be included in the DE Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

     A shareholder of the DE Fund who has not submitted a written proposal for inclusion in the proxy statement by [September 22], 2004, as set forth above, may nonetheless present a proposal at the DE Fund's 2005 Annual Meeting of Shareholders if such shareholder notifies the DE Fund, at the DE Fund's offices, of such proposal not earlier than [September 28], 2004 and not later than [October 28], 2004. If a shareholder fails to give notice within these dates, then the matter shall not be eligible for consideration at the shareholders' meeting. If, notwithstanding the effect of the foregoing notice provisions, a shareholder proposal is acted upon at the 2005 Annual Meeting of Shareholders, the persons designated as proxies for the 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any shareholder proposal not received by the DE Fund at the DE Fund's offices, by [December 6], 2004. A shareholder proposal may be presented at the 2005 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the DE Fund's proxy statement or presented at the meeting.

     In addition to the requirements set forth above, a shareholder must comply with the following:

     1. A shareholder intending to present a proposal must (i) be entitled to vote at the meeting; (ii) comply with the notice procedures set forth herein; and (iii) have been a shareholder of record at the time the shareholder's notice was received by the DE Fund.

     2. Each notice regarding nominations for the election of Trustees shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of outstanding shares of the DE Fund which are beneficially owned by each such nominee; and (iv) all such other information regarding each such nominee that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each nominee been nominated by the Trustees of the DE Fund. In addition, the shareholder making such nomination shall promptly provide any other information reasonably requested by the DE Fund.

     3. Each notice regarding business proposals shall set forth as to each matter: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the DE Fund's books, of the shareholder proposing such business; (iii) the number of outstanding shares of the DE Fund which are beneficially owned by the shareholder; (iv) any material interest of the shareholder in such business; and (v) all such other information regarding each such matter that would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had each such matter been proposed by the Trustees of the DE Fund.

     SUBMISSION OF SHAREHOLDER PROPOSALS TO THE FUND. If Proposal 2 is not approved by shareholders, the Fund will remain a Maryland corporation, and the proxy rules under the federal securities laws alone will continue to govern shareholder proposals. The Fund anticipates that the 2005 Annual Meeting of Shareholders will be held on or about February [25], 2005. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund's proxy statement for the 2005 Annual Meeting of Shareholders must send such written proposal to the Fund's offices, at 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, Attention: Secretary, so that it is received no later than [September 22], 2004 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at the meeting.

     A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund's proxy statement by [September 22], 2004, as described above, may nonetheless present a proposal at the Fund's 2005 Annual Meeting of Shareholders if such shareholder notifies the Fund, at the Fund's offices, of such proposal by [December 6], 2004. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2005 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

     A shareholder proposal may be presented at the 2005 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

     Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

                                           By Order of the Board of Directors,

                                           Barbara J. Green
                                           SECRETARY

January [20], 2004


                                                                      EXHIBIT A



                          NOMINATING COMMITTEE CHARTER

I. THE COMMITTEE.

       The Nominating Committee (the "Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent members." For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund ("Disinterested Board members") as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

II. BOARD NOMINATIONS AND FUNCTIONS.

            1. The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board. The Committee shall evaluate candidates' qualifications for Board membership and the independence of such candidates from the Fund's investment manager and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, E.G., business, financial or family relationships with investment managers or service providers.

            2. The Committee also shall evaluate candidates' qualifications and make recommendations for "interested" members on the Board to the full Board.

            3. The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

            4. The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund's offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III. COMMITTEE NOMINATIONS AND FUNCTIONS.

            1. The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

            2. The Committee shall review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

            3. The Committee shall, on an annual basis, review the performance of the Disinterested Board members.

IV. OTHER POWERS AND RESPONSIBILITIES.

            1. The Committee shall meet at least twice each year or more frequently in open or executive sessions. The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with management and others, as and when it deems appropriate.

            2. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

            3. The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

            4. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund's by-laws. In the event of any inconsistency between this Charter and the Fund's organizational documents, the provisions of the Fund's organizational documents shall be given precedence.

            5. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

                 ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

       The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.




PAGE


                                                                      EXHIBIT B

                                     FORM OF

                      AGREEMENT AND PLAN OF REORGANIZATION
                 BETWEEN TEMPLETON GLOBAL INCOME FUND, INC. AND
                          TEMPLETON GLOBAL INCOME FUND

     This Agreement and Plan of Reorganization ("Agreement") is made as of this ___ day of ________, 200_ by and between TEMPLETON GLOBAL INCOME FUND, INC., a Maryland corporation (the "Fund"), and TEMPLETON GLOBAL INCOME FUND, a Delaware statutory trust (the "Trust") (the Fund and the Trust are hereinafter collectively referred to as the "parties").

     In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

          1. PLAN OF REORGANIZATION.

               (a) Upon  satisfaction of the conditions  precedent  described in
Section 3 hereof, the Fund will convey, transfer and deliver to the Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Fund's then-existing assets (the "Assets"). In consideration thereof, the Trust agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the Fund, existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the Trust; and (ii) to deliver to the Fund in accordance with paragraph (b) of this Section 1, full and fractional shares of beneficial interest, without par value, of the Trust, equal in number to the number of full and fractional shares of common stock, $0.01 par value per share, of the Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Fund shall distribute to the Fund's shareholders the shares of the Trust in accordance with this Agreement and the resolutions of the Board of Directors of the Fund (the "Board of Directors") authorizing the transactions contemplated by this Agreement.

               (b) In order to  effect  the  delivery  of  shares  described  in
Section 1(a)(ii) hereof, the Trust will establish an open account for each shareholder of the Fund and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Trust equal to the number of full and fractional shares of common stock such shareholder holds in the Fund at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Trust will be carried to the fourth decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of the shares of the Trust shall be deemed to be the same as the net asset value per share of the common stock of the Fund. On the Effective Date of the Reorganization, each certificate representing shares of the Fund will be deemed to represent the same number of shares of the Trust. Simultaneously with the crediting of the shares of the Trust to the shareholders of record of the Fund, the shares of the Fund held by such shareholders shall be cancelled. Shareholders of the Fund will have the

PAGE

right to deliver their share certificates of the Fund to the Trust in exchange for share certificates of the Trust. However, a shareholder need not deliver such certificates to the Trust unless the shareholder so desires.

               (c) As soon as practicable after the Effective Date of the Reorganization, the Fund shall take all necessary steps under Maryland law to effect a complete dissolution of the Fund.

               (d) The expenses of entering into and carrying out this Agreement will be borne by the Fund.

          2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

               The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the Trust in exchange for the assumption and payment, when due, by the Trust, of the Liabilities of the Fund; and (ii) the issuance and delivery of the Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Fund at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

          3. CONDITIONS PRECEDENT.

               The obligations of the Fund and the Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

               (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

               (b) Such approvals from the NYSE and the Pacific Exchange, Inc. ("PCX") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

               (c) (i) an amendment of the Form N-8A Notification of Registration ("Form N-8A") filed pursuant to Section 8(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), reflecting the change in legal form of the Fund to a Delaware statutory trust shall have been filed with the Commission and the Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act; (ii) a registration statement on Form 8-A ("8-A Registration Statement") under the Securities Exchange Act of 1934, as amended, shall have been filed with the Commission and the NYSE by the Trust;
(iii) a Technical Original Listing Application shall have been filed with the NYSE, and a listing application shall have been filed with the PCX by the Trust; and (iv) the 8-A Registration Statement filed with the Commission relating to the Trust shall have become effective, and no stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order suspending the effectiveness of the 8-A Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop-order, proceeding or threatened proceeding which shall have been withdrawn or terminated));

               (d) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Maryland and the State of Delaware, and in

PAGE


accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund or the Trust;

               (e) The Fund shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Fund, to the effect that (i) the Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the Trust and this Agreement has been duly executed and delivered by the Trust and is a legal, valid and binding agreement of the Trust in accordance with its terms; and (iii) the shares of the Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust;

               (f) The Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Trust, to the effect that: (i) the Fund is duly incorporated, validly existing, and in good standing under the laws of the State of Maryland; (ii) the Fund is a closed-end investment company of the management type registered under the 1940 Act; and
(iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite corporate action of the Fund and this Agreement has been duly executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund in accordance with its terms;

               (g) The shares of the Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Fund are currently eligible for offering to the public so as to permit the issuance and delivery by the Trust of the shares contemplated by this Agreement to be consummated;

               (h) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Directors and the shareholders of the Fund;

               (i) The shareholders of the Fund shall have voted to direct the Fund to vote, and the Fund shall have voted, as sole shareholder of the Trust, to:

                    (1) Elect as Trustees of the Trust the following individuals: Nominees to serve as Trustees until the 2007 Annual Meeting of Shareholders - Messrs. Frank J. Crothers, Fred R. Millsaps and Charles B. Johnson; Nominees to serve as Trustees until the 2006 Annual Meeting of Shareholders - Messrs. Harris J. Ashton, Nicholas F. Brady and S. Joseph Fortunato; and Nominees to serve as Trustees until the 2005 Annual Meeting of Shareholders - Ms. Edith E. Holiday and Messrs. Gordon S. Macklin, Constantine
D. Tseretopoulos and Frank A. Olson; and

                    (2) Approve an Investment Management Agreement between Franklin Advisers, Inc. ("FAI") and the Trust which is substantially identical to the then-current Investment Management Agreement, as amended and restated to date, between FAI and the Fund; and

PAGE


               (j) The Trustees of the Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

                    (1)  Approval  of  the   Investment   Management   Agreement
described in paragraph (i)(2) of this Section 3 between FAI and the Trust;

                    (2) Approval of the assignment to the Trust of the Restated Custody Agreement, dated February 29, 1988, as amended to date, between The Chase Manhattan Bank, N.A. (now JP Morgan Chase Bank), and the Fund;

                    (3) Selection of PricewaterhouseCoopers LLP as the Trust's independent auditors for the fiscal year ending August 31, 2004;

                    (4) Approval of a Fund Administration Agreement between the Trust and Franklin Templeton Services, LLC;

                    (5) Approval of the assignment to the Trust of the Service Agreement dated January 2, 1992, between Mellon Securities Trust Company and the Fund and the Fund's Successor Stock Transfer Agent Agreement between the Fund and Chemical Mellon Shareholder Services (now Mellon Investor Services LLC);

                    (6) Approval of the assignment to the Trust of the Fund's Plan Agent Agreement with Mellon Securities Trust Company, as amended;

                    (7) Authorization of the issuance by the Trust, prior to the Effective Date of the Reorganization, of one share of beneficial interest of the Trust to the Fund in consideration for the payment of $1.00 for such share for the purpose of enabling the Fund to vote on the matters referred to in paragraph
(i) of this Section 3;

                    (8) Submission of the matters referred to in paragraph (h) of this Section 3 to the Fund as sole shareholder of the Trust; and

                    (9) Authorization of the issuance and delivery by the Trust of shares of the Trust on the Effective Date of the Reorganization and the assumption by the Trust of the Liabilities of the Fund in exchange for the Assets of the Fund pursuant to the terms and provisions of this Agreement.

     At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Directors, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Fund under this Agreement.

          4. DISSOLUTION OF THE COMPANY.

               Promptly following the consummation of the distribution of the shares of the Trust to holders of shares of common stock of the Fund under this Agreement, the officers of the Fund shall take all steps necessary under Maryland law to dissolve its corporate status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Maryland, and filing for record with the State Department of Assessments and Taxation of Maryland of Articles of Dissolution.

PAGE


          5. TERMINATION.

               The Board of Directors may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

          6. ENTIRE AGREEMENT.

               This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

          7. FURTHER ASSURANCES.

               The Fund and the Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

          8. COUNTERPARTS.

               This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          9. GOVERNING LAW.

               This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     IN WITNESS WHEREOF, the Fund and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

                                          TEMPLETON GLOBAL INCOME FUND, INC.
                                             (a Maryland corporation)

Attest:

By ____________________________           By ____________________________
   Name:                                     Name:
   Title:                                    Title:

                                         TEMPLETON GLOBAL INCOME FUND
                                          (a Delaware statutory trust)


Attest:

By ____________________________           By ____________________________
   Name:                                     Name:
   Title:                                    Title:

PAGE


                                                                      EXHIBIT C

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                 The Law Governing Delaware Statutory Trusts and
              The Charter Documents of Templeton Global Income Fund
                                 Under Such Law

                                     With

                   The Law Governing Maryland Corporations and
           The Charter Documents of Templeton Global Income Fund, Inc.
                                 Under Such Law

                    Delaware Statutory Trust               Maryland Corporation
                    ------------------------               --------------------
GOVERNING          A Delaware statutory trust (a           A Maryland corporation is created
DOCUMENTS/         "DST") is formed by a governing         by filing articles of incorporation
GOVERNING BODY     instrument and the filing of a          with the Maryland State
                   certificate of trust with the           Department of Assessments and
                   Delaware Secretary of State             Taxation ("MSDAT"). The
                   ("Secretary of State"). The             Maryland law governing
                   Delaware law governing a DST is         corporations is referred to in this
                   referred to in this analysis as         analysis as "Maryland Law."
                   the "Delaware Act."

                   A DST is an unincorporated              A corporation is incorporated under
                   association organized under the         Maryland Law. A corporation's
                   Delaware Act whose operations are       operations are governed by its
                   governed by its governing               charter and by-laws, and its
                   instrument (which may consist of        business and affairs are managed by
                   one or more instruments). Its           or under the direction of a board of
                   business and affairs are managed        directors (the "board" or "board of
                   by or under the direction of one        directors" or collectively, the
                   or more trustees.                       "directors"). No public filing of the
                                                            by-laws is required.

                   If a DST is, becomes, or will
                   become prior to or within 180 days
                   following its first issuance of
                   beneficial interests, a registered
                   investment company under the
                   Investment Company Act of 1940,
                   as amended (the "1940 Act"), such
                   DST is not required to have a
                   trustee who is a resident of
                   Delaware or who has a principal
                   place of business in Delaware
                   provided that notice that the
                   DST is or will become an
                   investment company is set forth in
                   the DST's certificate of trust and
                   the DST has a registered office and
                   a registered agent for service of
                   process in Delaware.

                   The governing instrument for the        Templeton Global Income Fund, Inc.,
                   DST, Templeton Global Income Fund       a Maryland corporation, is referred
                   (the "Trust"), is comprised of an       to in this  analysis as the
                   agreement and declaration of trust      "Corporation." The Corporation is
                   ("Declaration") and by-laws             governed by its Articles of Incorporation,
                   ("By-Laws"). The Trust's                as amended and supplemented ("Charter")
                   governing body is a board of            and by-laws ("By-Laws") and the Corporation's
                   trustees (the "board" or "board of      governing body is a board of directors.
                   trustees" or collectively, the
                   "trustees").

                   The board is dividend into three        The board is dividend into three classes:
                   classes, with the term of office        Class I, Class II, and Class III and, at


                                      C-1

PAGE

                    Delaware Statutory Trust               Maryland Corporation
                    ------------------------               --------------------

                   of one class expiring each year.        each annual meeting of stockholders, one
                   At ech annual meeting of share-         class of directors is elected. Thus, at
                   holders, the successor to the           each annual election, the directors chosen
                   class of trustees whose terms           to succeed those whose terms are expiring
                   shall then expire shall be elected      shall be elected for a term expiring at
                   to hold office for a term expiring      the time of the third succeeding annual
                   at the third succeeding annual          meeting of stockholders, or thereafter in
                   meeting. Each trustee shall hold        each case when their respective successors
                   office for his or her applicable        are elected and qualified.
                   term or until such trustee's
                   earlier death, resignation, re-
                   moval or inability otherwise
                   to serve.

DESIGNATION OF     Under the Delaware Act, the             Equity securities of a corporation
OWNERSHIP SHARES   ownership interests in a DST are        are generally denominated as shares
OR INTERESTS       denominated as "beneficial              of stock. Record owners of shares
                   interests" and are held by              of stock are stockholders.
                   "beneficial owners." However,           Generally, equity securities that
                   there is flexibility as to how a        have voting rights and are entitled
                   governing instrument refers to          to the residual assets of the
                   "beneficial interests" and              corporation, after payment of
                   "beneficial owners" and the             liabilities, are referred to as
                   governing instrument may identify       "common stock."
                   "beneficial interests" and
                   "beneficial owners" as "shares" and
                   "shareholders," respectively.

                   The Trust's beneficial interests,       The Corporation's equity securities
                   without par value, are designated as    are shares of common stock, par
                   "shares" and its beneficial owners      value $0.01 per share, and the
                   are designated as "shareholders."       owners of such stock are
                   This analysis will use the "share"      "stockholders."
                   and "shareholder" terminology.

AMENDMENTS TO      The Delaware Act provides broad         Under Maryland Law, amendments
GOVERNING          flexibility as to the manner of         to the charter must generally be
DOCUMENTS          amending and/or restating the           approved by the board and by the
                   governing instrument of a DST.          affirmative vote of two-thirds of all
                   Amendments to the Declaration that      votes entitled to be cast (unless the
                   do not change the information in        charter requires amendment by a
                   the DST's certificate of trust are      higher or lesser proportion of the
                   not required to be filed with the       voting stock, but not less than a
                   Secretary of State.                     majority of the shares outstanding).

                   DECLARATION OF TRUST                    CHARTER
                   The Declaration provides that           The Charter provides that the
                   amendments and./or restatements         Charter may be amended, altered,
                   of the Declaration may generally        repealed, or added to upon the vote
                   be made at any time by the board        of the holders of a majority of the
                   of trustees, by a vote of a             shares outstanding and entitled to
                   majority of the trustees present        vote thereon, except that the amendment
                   at a meeting at which a quorum is       or repeal of provisions pertaining to
                   present, without approval of the        fixing the number of directors and the
                   shareholders. Amendments or a           classification of the board, the
                   repeal of certain provisions, how-      removal of directors, the merger or
                   ever, require approval of the board     consolidation of the Corporation, sale
                   of trustees, as set forth above,        of all or substantially all of the
                   and the affirmative vote of             assets of the Corporation, dissolution
                   holders of at least two-thirds          or liquidation of the Corporation, or
                   (66 2/3%) if the outstanding            amendments to the Charter require the
                   shares entitled to vote, unless         affirmative vote of the  holders of at
                   such action has previously been         least 75% of all shares then entitled
                   approved, adopted or authorized         to vote, unless such action was previously
                   by the affirmative vote of at           approved, adopted or authorized by the
                   least two-thirds (66 2/3%) of           vote of two-thirds of the total number of
                   the board of trustees, in which         directors fixed in accordance with the
                   case the affirmative "vote of a         By-Laws.
                   majority of the outstanding voting
                   securities," as defined in the
                   Investment Company Act of 1940, as
                   amended (the "1940 Act"), of the
                   Trust entitled to vote at a
                   meeting at which a quorum is
                   present, shall be required. Such
                   provisions included those per-
                   taining to the number, classes,


                                      C-2
PAGE


                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------
                   election, term, removal,
                   resignation, quorum, powers,
                   required vote and action by
                   written consent of the board of
                   trustees; shareholders' voting
                   power, quorum, required vote,
                   action by written consent and
                   record dates; limitation of
                   liability and indemnification of
                   agents of the trust; transactions
                   such as the dissolution, merger,
                   consolidation, conversion,
                   reorganization and reclassification
                   of the Trust to an open-end
                   company and amendments of the
                   Declaration.

                   BY-LAWS                                 BY-LAWS
                   The By-Laws may be amended,             Under Maryland Law, after the
                   restated or repealed or new By-         organizational meeting, the power
                   Laws may be adopted by the              to adopt, alter or repeal the by-laws
                   affirmative vote of a majority of       is vested in the stockholders, except
                   the outstanding securities (as          to the extent that the charter or by-
                   defined in the 1940 Act).               laws vest such power in the board.
                   The By-Laws may also be amended,
                   restated or repealed or new             The By-Laws may be adopted, amended or
                   By-Laws may be adopted by the           repealed by "vote of the holders of a
                   board of trustees, by a vote of a       majority of the [Corporation's] stock"
                   majority of the trustees present        (as defined in the 1940 Act); EXCEPT,
                   at a meeting at which a quorum is       however, that the amendement of
                   present.                                provisions pertaining to the fixing
                                                           of the number of directors and the
                   CERTIFICATE OF TRUST                    classification of the board and the
                   Pursuant to the Declaration,            removal of directors require the affirm-
                   amendments and/or restatements of       ative vote of the holders of 75% of the
                   the certificate of trust shall be       Corporation's shares, unless such action
                   made at any time by the board of        had previously been approved, adopted or
                   trustees, without approval of the       authorized by the affirmative vote of
                   shareholders, to correct any            two-thirds of the total number of directors
                   inaccuracy contained therein. Any       fixed by the By-Laws, in which case the
                   such amendments/restatements of         affirmative vote of a majority of the
                   the certificate of trust must be        outstanding shares is required. Directors
                   executed by at least one (1)            may adopt, amend or repeal By-Laws except
                   trustee and filed with the              the provisions relating to the directors'
                   Secretary of State in order to          authority to address shares price discounts
                   become effective.                       (not inconsistent with any By-Law
                                                           adopted, amended or repealed by
                                                           stockholders) by majority vote of
                                                           all of the directors in office, subject
                                                           to applicable law.

PREEMPTIVE         Under the Delaware Act, a               Under Maryland Law, a
RIGHTS AND         governing instrument may contain        stockholder does not have
REDEMPTION         any provision relating to the rights,   preemptive rights unless the charter
OF SHARES          duties and obligations of the           expressly grants such rights.
                   shareholders. Unless otherwise
                   provided in the governing
                   instrument, a shareholder shall have
                   no preemptive right to subscribe to
                   any additional issue of shares or
                   another interest in a DST.

                   The Declaration provides that no        The Corporation does not provide
                   shareholder shall have the              stockholders with preemptive
                   preemptive or other right to            rights.
                   subscribe for new or additional
                   shares or other securities issued
                   by the Trust


                                      C-3


                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                   The Trust has the right at its
                   option and at any time, subject to
                   the 1940 Act and other applicable
                   law, to repurchase shares of any
                   shareholder under certain
                   circumstances at a price that meets
                   the requirements of Section 23 of the
                   1940 Act, and the rules and regulations
                   adopted thereunder, and that is in
                   accordance with the terms of the
                   Declaration, the By-Laws and other
                   applicable law.

DISSOLUTION        The Trust shall have pertetual           SEE VOTING RIGHTS, MEETINGS,
AND TERMINATION    existence unless dissolved: (i) upon     NOTICE, QUORUM, RECORD DATES AND
EVENTS             approval of the board of trustees,       PROXIES--STOCKHOLDER VOTE for the
                   and the affirmative vote of the          Maryland Law as to the stockholder
                   holders of at least 75% of the shares    vote required to voluntarily dissolve
                   entitled to vote to approve, adopt or    a corporation.
                   authorize such transaction unless
                   such action has been previously          Depending on the grounds for
                   approved by the affirmative vote of      involuntary dissolution, under
                   at least two-thirds (66 2/3%) of         Maryland Law (i) stockholders
                   the board of trustees, in which          entitled to cast at least 25% of all
                   case the affirmative "vote of a          the votes entitled to be cast in the
                   majority of the outstanding voting       election of directors; (ii) any
                   securities," as defined in the 1940      stockholder entitled to vote in the
                   Act, of the Trust  entitled to           election of directors; or (iii) any
                   vote at the meeting at which a           stockholder or creditor of the
                   quorum is present, shall be required:    corporation, may petition a court of
                   (ii) upon the sale, conveyance and       equity to dissolve the corporation.
                   transfer of all of the assets of the
                   Trust to another entity; or (iii)
                   upon the occurrence of a dissolution
                   or termination event pursuant to any
                   provision of the Delaware Act.

LIQUIDATION UPON   Under the Delaware Act, a DST            Under Maryland Law, a corporation
DISSOLUTION OR     that has dissolved shall first pay or    that has voluntarily dissolved shall
TERMINATION        make reasonable provision to pay         pay, satisfy and discharge the
                   all known claims and obligations,        existing debts and obligations of the
                   including those that are contingent,     corporation, including necessary
                   conditional and unmatured, and all       expenses of liquidation, before
                   known claims and obligations for         distributing the remaining assets to
                   which the claimant is unknown.           the stockholders.
                   Any remaining assets shall be
                   distributed to the shareholders or as
                   otherwise provided in the governing
                   instrument.

                   The Declaration provides that any
                   remaining assets of the dissolved
                   Trust shall be ratably to the
                   shareholders according to the number
                   of outstanding shares held of record
                   by the several shareholders on the
                   date for such dissolution
                   distribution.

VOTING RIGHTS,     Under the Delaware Act, the
MEETINGS,          governing instrument may set forth
NOTICE, QUORUM,    any provision relating to trustee and
RECORD DATES       shareholder voting rights, including
AND PROXIES        the withholding of such rights from
                   certain trustees or shareholders. If
                   voting rights are granted, the
                   governing instrument may contain
                   any provision relating to meetings,
                   notice requirements, written
                   consents, record dates, quorum
                   requirements, voting by proxy and
                   any other matter pertaining to the
                   exercise of voting rights. The
                   governing instrument may also
                   provide for the establishment of
                   record dates for allocations and
                   distributions by the DST.

                                      C-4
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                   ONE VOTE PER SHARE                     ONE VOTE PER SHARE
                   The Declaration greater or lesser      Under Maryland Law, unless a
                   numberof votes provides that each      corporation's charter provides for a
                   outstanding share is entitled to       per share, or limits or denies voting
                   one vote and each outstanding          rights, each outstanding share of
                   fractional share is entitled to        stock is entitled to one vote on each
                   a fractional vote.                     matter submitted to a vote at a
                                                          meeting of stockholders. A
                                                          corporation may issue fractional
                                                          shares of stock.

                                                          The Charter provides that each
                                                          outstanding share of stock is
                                                          entitled to one vote and each
                                                          outstanding fractional share of
                                                          stock is entitled to a fractional
                                                          vote.


                   SHAREHOLDERS' MEETINGS                 STOCKHOLDERS' MEETINGS
                   While the Delaware Act does not        Under Maryland Law, every
                   mandate annual shareholders'           corporation must hold an annual
                   meetings, the By-Laws require          stockholders' meeting to elect
                   annual meetings for election           directors and transact other
                   of trustees and the transactions       business, except that the charter or
                   of other business. The By-Laws         by-laws of a corporation registered
                   authorize the calling of a             under the 1940 Act may provide
                   shareholders' meeting: (i) when        that an annual meeting is not
                   deemed necessary or desirable by       required in any year in which the
                   the board of trustees; or (ii) to      election of directors is not required
                   the extent permitted by the 1940       by the 1940 Act. Maryland Law
                   Act,by the chairperson of the          authorizes, and permits the charter
                   board, or at the request of            and by-laws to authorize, certain
                   holders of 10% of the outstanding      persons to call special meetings of
                   shares if such shareholders pay        stockholders.
                   the reasonably estimated cost of
                   preparing and mailing the notice       The By-Laws require annual meetings
                   thereof, for the purpose of            of stockholders for the election of
                   electing trustees.  However, no        directors and the transaction of other
                   special meeting may be called          business. The By-Laws also authorize
                   at the request of shareholders to      the calling of a special meeting,
                   consider any matter that is            unless otherwise "prescribed" by statue
                   substantially the same as a matter     or the Charter, by resolution of the board
                   voted upon at a shareholders'          or the president, and shall be called by
                   meeting held during the preceding      the president or the secretary upon the
                   twelve (12) months, unless             written request of a majority of the
                   requested by holders of a majority     directors or at the written request of
                   of all outstanding shares entitled     stockholders owning 10% "in amount of
                   to vote at such meeting.               the entire capital stock" of the
                                                          Corporation  then issued and
                   Under the By-Laws, shareholder         outstanding, if the stockholders
                   proposals may be presented at an       requesting such meeting pay the
                   annual shareholders' meeting if        reasonably estimated cost of
                   brought by a shareholder who (i)       preparing and mailing the notice
                   is entitled to vote at the meeting;    thereof. However, no special
                   (ii) complies with the notice          meeting will be called at the request
                   procedures set forth in the By-Laws;   of stockholders to consider any
                   and (iii) was a shareholder of         matter that is substantially the same
                   record at the time such notice is      as a matter voted upon at a
                   received by the secretary of the       stockholders' special meeting held
                   Trust. The shareholder's notice must   during the preceding 12 months,
                   be in writing and delivered to the     unless requested by the holders of
                   secretary of the Trust not less        a majority of all outstanding shares
                   than one hundred twenty (120) days     entitled to vote at such meeting.
                   nor more than one hundred fifty
                   (150) days prior to the date of
                   any such meeting. Each such
                   notice given by a shareholder must
                   include certain information set
                   forth in the By-Laws and as
                   reasonably requested by the Trust.

                                      C-5


PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                   At the annual meeting, the
                   approprite officer may, if the
                   facts warrant, determine and
                   declare to such meeting that a
                   proposal was not made in
                   accordance with the procedure
                   in the By-Laws, and, if the
                   officer should so determine,
                   shall so declare to the meeting,
                   and the defective proposal shall
                   be disregarded and laid over for
                   action at the next succeeding
                   annual meeting of the shareholders
                   taking place thirty (30) days or
                   more thereafter.

                   RECORD DATES                           RECORD DATES
                   As set forth above, the Delaware       Under Maryland Law, unless the
                   Act authorizes the governing           by-laws otherwise provide, the
                   instrument of a DST to set forth any   board may set a record date, which
                   provision relating to record dates.    date must be set within the
                                                          parameters outlined by the
                                                          Maryland statute, for determining
                                                          stockholders entitled to notice of a
                                                          meeting, vote at a meeting, receive
                                                          dividends or be allotted other rights.

                   In order to determine the share-       In order to determine the
                   holders entitled to notice of,and      stockholders entitled to notice of,
                   to vote at, a shareholders'            and to vote at, a stockholders'
                   meeting, the Declaration authorizes    meeting, the By-Laws authorize the
                   the board of trustees to fix a         board of directors to fix a record
                   record date. The record date may       date not less than ten (10) nor more
                   not precede the date on which it is    than ninety (90) days prior to the
                   fixed by the board and it may not      date of the meeting or prior to the
                   be more than one hundred and twenty    last day on which the consent or
                   (120) days nor less than ten (10)      dissent of stockholders may be
                   days before the date of the            effectively expressed for any
                   shareholders' meeting. The By-Laws     purpose without a meeting.
                   provide that notice of a share-        If the board does not fix a record
                   holders' meeting shall be given to     date, the record date shall be the
                   shareholders entitled to vote at       later of the close of business on the
                   such meeting not less than ten (10)    day on which notice of the meeting
                   nor more than one hundred and          is mailed or the 30th day before the
                   twenty (120) days before the date      meeting, except if all stockholders
                   of the meeting.                        waive notice, the record date is the
                                                          close of business on the 10th day
                   To determine the shareholders          next preceding the day the meeting
                   entitled to vote on any action         is held.
                   without a meeting, the Declaration
                   authorizes the board of trustees to
                   fix a record date. The record date
                   may not precede the date on which
                   it is fixed by the board nor may it
                   be more than thirty (30) days after
                   the date on which it is fixed by the
                   board.

                   Pursuant to the Declaration, if the
                   board of trustees does not fix a
                   record date: (a) the record date for
                   determining shareholders entitled to
                   notice of, and to vote at, a meeting
                   will be the day before the date on
                   which notice is given or, if notice is
                   waived, on the day before the date
                   of the meeting; (b) the record date
                   for determining shareholders
                   entitled to vote on any action by
                   consent in writing without a
                   meeting, (i) when no prior action by
                   the board of trustees has been taken,
                   shall be the day on which the first
                   signed written consent is delivered
                   to the Trust, or (ii) when prior action
                   of the board of trustees has been
                   taken, shall be the day on which

                                      C-6

 PAGE
                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------
                   the board of trustees adopts the
                   resolution taking such prior action.

                   To determine the shareholders of the    To determine the stockholders
                   Trust entitled to a dividend or any     entitled to a dividend, any other
                   other distribution of assets of         distribution, or delivery of
                   the Trust the Declaration authorizes    evidences of rights or other interests
                   the board of trustees to fix a          from the Corporation, the By-Laws
                   record date. The record date may        authorize the board to fix a record
                   not precede the date on which it is     date not exceeding ninety (90) days
                   fixed by the board nor may it be        preceding the date fixed for the
                   more than sixty (60) days before the    payment of the dividend or
                   date such dividend or distribution      distribution or delivery of the
                   is to be paid.                           evidences.

                   QUORUM FOR SHAREHOLDERS' MEETING        QUORUM FOR STOCKHOLDERS' MEETING
                   To transact business at a               Under Maryland Law, unless the
                   shareholders' meeting, the              charter or Maryland Law provides
                   Declaration provides that a             otherwise, in order to constitute a
                   majority of the outstanding             quorum for a meeting, there must
                   shares entitled to vote at the          be present in person or by proxy,
                   meeting, which are present in           stockholders entitled to cast a
                   person or represented by proxy,         majority of all the votes entitled to
                   shall constitute a quorum at such       be cast at the meeting.
                   meeting, except when a larger
                   quorum is required by the               To transact business at a meeting,
                   applicable law or the requirements      the By-Laws provide that a majority
                   of any securities exchange on which     of the outstanding shares entitled to
                   such shares are listed for trading,     vote, which are present in person or
                   in which case such quorum shall         represented by proxy, shall
                   comply with such requirements.          constitute a quorum at a

                   SHAREHOLDER VOTE                        STOCKHOLDER VOTE
                   The Declaration provides that,          Under Maryland Law, for most
                   subject to any provision of the         stockholder actions, unless the
                   Declaration, the By-Laws, or            charter or Maryland Law provides
                   applicable law that requires a          otherwise, a majority of all votes
                   different vote: (i) in all matters      cast at a meeting at which a quorum
                   other than the election of trustees,    is present is required to approve any
                   the affirmative "vote of a majority     matter. Actions such as (i)
                   of the outstanding voting securities"   amendments to the corporation's
                   (as defined in the 1940 Act) of the     charter, (ii) mergers, (iii)
                   Trust entitled to vote at a             consolidations, (iv) statutory share
                   shareholders' meeting at which a        exchanges, (v) transfers of assets
                   quorum is present, shall be the act     and (vi) dissolutions require the
                   of the shareholders; and (ii)           affirmative vote of two-thirds of all
                   trustees shall be elected not less      votes entitled to be cast on the
                   than by a plurality of the votes        matter unless the charter provides
                   cast of the holders of outstanding      for a lesser proportion which may
                   shares entitled to vote present in      not be less than a majority of all
                   person or represented by proxy at       votes entitled to be cast on the
                   a shareholders' meeting at which a      matter. Unless the charter or by-laws
                   quorum is present.                      require a greater vote, a plurality of
                                                           all votes cast at a meeting at which a
                                                           quorum is present is required to elect
                                                           a director.

                                                           ELECTION OF DIRECTORS. Under the
                                                           By-Laws, at a stockholders'
                                                           meeting at which a quorum is
                                                           present, a plurality of the votes cast
                                                           shall be required to to elect directors
                                                           at the annual meeting and to fill any
                                                           vacancy resulting from an increase in the
                                                           number of directorson the board (adopted
                                                           by vote of the stockholders) as well as



                                      C-7
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                                                           fill any then existng vacancies on the
                                                           board.

                                                          OTHER MATTERS FOR WHICH THE VOTE IS
                                                          NOT EXPRESSLY DESIGNATED OTHERWISE.
                                                          For all other matters, other than any
                                                          specific matter for which applicable
                                                          statues, the Charter or By-Laws expressly
                                                          provides for a different vote, a
                                                          majority of the votes cast, at a
                                                          stockholders' meeting at which a
                                                          quorum is present, shall decide any
                                                          questions brought before such meeting.

                   SHAREHOLDER VOTE ON CERTAIN            SHAREHOLDER VOTE ON CERTAIN
                   TRANSACTIONS                           TRANSACTIONS
                   Under the Declaration, in order        Under the Charter, in order to con-
                   consummate a dissolution, merger       summate a merger, consolidation, sale of
                   consolidation, conversion, reorg-      all or substantially all of the assets,
                   anization or reclassification, such    or the liquidation or dissolution of the
                   transaction shall be approved in       Corporation, such transaction shall be
                   the following manner:                  approved in the following manner:

                     The transaction must be be             The transaction must be be approved by
                     approved by a majority of the          the favorable vote of at least 75% of
                     trustees present at a meeting at       the outstanding shares entitled to vote,
                     which a quorum is present, and the     unless such action has been previously
                     affirmative vote of the holders        approved by the affirmative vote of
                     of at least 75% of the outstanding     two-thrids of the total number of
                     shares entitled to vote, unless        directors fixed prusuant to the By-Laws,
                     such action has been previously        in which case the transaction must be
                     approved, adopted or authorized        approved by the affirmative vote of
                     by the affirmative vote of at          a majority of all the votes entitled
                     least two-thirds (66 2/3%) of          to be case on the matter, for purposes
                     the board of trustees, in which        of Maryland Law.
                     case the affirmative "vote of a
                     majority of the outstanding
                     voting securities" (as defined
                     in the 1940 Act) of the Trust
                     entitled to vote at a share-
                     holders' meeting at which a
                     quorum is present shall be
                     required.

                   CUMULATIVE VOTING                      CUMULATIVE VOTING
                   The Declaration provides that          Maryland Law provides that the
                   shareholders are not entitled to       charter may authorize cumulative
                   cumulate their votes on any matter.    voting for the election of the
                                                          directors and if the charter does not
                                                          so provide, then the stockholders
                                                          are not entitled to cumulative voting
                                                          rights.

                                                          The Charter and By-Laws do not
                                                          have any provisions as to whether
                                                          stockholders are entitled to
                                                          cumulate their votes on any matter
                                                          and consequently, the stockholders
                                                          are not entitled to cumulate their
                                                          votes on any matter.

                   PROXIES                                PROXIES
                   Under the Delaware Act, unless         Under Maryland Law, a
                   otherwise provided in the governing    stockholder may sign a writing
                   instrument of a DST, on any matter     authorizing another person to act as
                   that is to be voted on by the          a proxy or may transmit such
                   trustees or the shareholders, the      authorization by telegram, cable-
                   trustees or shareholders (as           gram, datagram, electronic mail, or
                   applicable) may vote in person or      any other electronic or telephonic means.
                   by proxy and such proxy may be
                   granted in writing, by means of
                   "electronic transmission" (as




                                      C-8
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                   defined in the Delaware Act) or
                   as otherwise permitted by
                   applicable law. Under the Delaware
                   Act, the term "electronic
                   transmission" is defined as any
                   form of communication not directly
                   involving the physical transmission
                   of paper that creates a record that
                   may be retained, retrieved and
                   reviewed by a recipient thereof
                   and that may be directly reproduced
                   in paper form by such a recipient
                   through an automated process.

                   The By-Laws permit a shareholder        The By-Laws require a proxy to be
                   to authorize another person to act as   executed in writing by the
                   proxy by the following methods:         stockholder or by a duly authorized
                   execution of a written instrument or    attorney-in-fact. Unless a proxy
                   by "electronic transmission" (as        provides otherwise, it is not valid
                   defined in the Delaware Act),           more than 11 months after its date.
                   telephonic, computerized,               A proxy is revocable by the person
                   telecommunications or another           executing it or by his or her
                   reasonable alternative to the           personal representatives or assigns.
                   execution of a written instrument.      A proxy with respect to stock held
                   Unless a proxy provides otherwise,      in the name of two or more persons
                   it is not valid more than 11 months     will be valid if executed by one of
                   after its date. In addition, the By-    them, unless before it is exercised
                   Laws provide that the revocability      the Corporation receives specific
                   of a proxy that states on its face that written notice to the contrary from
                   it is irrevocable shall be governed     any one of them. A proxy
                   by the provisions of the general        purporting to be executed by or on
                   corporation law of the State of         behalf of a stockholder shall be
                   Delaware.                               deemed valid unless it is challenged
                                                           at or prior to its exercise.

                   ACTION BY WRITTEN CONSENT               ACTION BY WRITTEN CONSENT
                   Under the Delaware Act, unless          Maryland Law provides that any
                   otherwise provided in the governing     action required or permitted to be
                   instrument of a DST, on any matter      taken at a stockholders' meeting
                   that is to be voted on by the trustees  may be taken without a meeting, if
                   or the shareholders, such action        a unanimous written consent is
                   may be taken without a meeting,         signed by each stockholder entitled
                   without prior notice and without a      to vote on the matter.
                   vote if a written consent(s), setting
                   forth the action taken, is signed by
                   the trustees or shareholders (as
                   applicable) having the minimum
                   number of votes that would be
                   necessary to take such action at a
                   meeting at which all trustees or
                   interests in the DST (as applicable)
                   entitled to vote on such action were
<                  present and voted. Unless otherwise
                   provided in the governing
                   instrument, a consent transmitted by
                   "electronic transmission" (as
                   defined in the Delaware Act) by a
                   trustee or shareholder (as
                   applicable) or by a person
                   authorized to act for a trustee or
                   shareholder (as applicable) will be
                   deemed to be written and signed for
                   this purpose.

                   SHAREHOLDERS                            STOCKHOLDERS
                   The Declaration authorizes              The By-Laws provide that any action
                   shareholders to take action with-       to be taken by  stockholders may
                   out a meeting and without prior         be taken without a meeting if: (1)
                   notice if written consents setting      all stockholders entitled to vote
                   forth the action taken are signed       on the matter consent to the action
                   by the holders of all  shares           in writing; (2) all stockholders
                   entitled to vote on that action.        entitled to notice of the meeting
                   A consent transmitted by                but not entitled to vote at it sign
                   "electronic transmission" (as           a written waiver of any right to
                   defined in the Delaware Act) by a       dissent; and (3) the consents and
                   shareholder or by a person(s)           waivers are filed with the records



                                      C-9
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------



                   authorized to act for a shareholder     of stockholders meetings.
                   shall be deemed to be written and
                   signed for purposes of this
                   provision.

                   BOARD OF TRUSTEES. The Declaration      BOARD OF DIRECTORS. The By-Laws
                   also authorizes the board of trustees   also provide that, except as
                   or any committee of the board of        otherwise required by statute, the
                   trustees to take action without a       board or any committee of the
                   meeting and without prior written       board may act by written consent
                   notice if written consents setting      signed by all the members of the
                   forth the action taken are executed     board or committee, respectively, if
                   by trustees having not less than        the consent is filed with the minutes
                   the minimum number of votes             of the proceedings of the board or
                   necessary to take that action at        committee.
                   a meeting at which all trustees or
                   any committee thereof, as applicable,
                   are present and voting. A consent
                   transmitted by "electronic
                   transmission" (as  defined in the
                   Delaware Act) by a trustee shall
                   be deemed to be  written and signed
                   for purposes of this provision.

REMOVAL OF         The governing instrument of a DST       Under Maryland Law, unless
TRUSTEES/          may contain any provision relating      otherwise provided in the charter, a
DIRECTORS          to the removal of trustees; provided    director may generally be removed
                   however, that there shall at all times  with or without cause by the vote of
                   be at least one trustee of the DST.     a majority of all the votes entitled to
                                                           be cast generally for the election of
                                                           directors unless (i) such director is
                                                           elected by a certain class or series,
                                                           (ii) the charter provides for
                                                           cumulative voting or (iii) the board
                                                           is classified.

                   Under the Declaration, any trustee      Under the Charter, a director may be
                   may be removed, with or without         remove with or without cause but only
                   cause, by the shareholders, upon        by action of the stockholders taken
                   the vote of the holders of at           by the holders of at least two-thirds
                   least 75% of the shares entitled        of the shares entitled to vote in an
                   to vote.                                election of Directors.

                                                           A stockholders' meeting shall be
                                                           called for such purpose by  the
                                                           board if requested in writing by
                                                           holders of not less than 10% of
                                                           outstanding shares of the
                                                           Corporation.

VACANCIES ON       Subject to the 1940 Act, vacancies      Under Maryland Law, stockholders
BOARD OF           on the board of trustees may be         may elect persons to fill vacancies
TRUSTEES/          filled by a majority vote of the        that result from the removal of
DIRECTORS          trustee(s) then in office, regardless   directors. Unless the charter or by-
                   of the number and even if less than     laws provide otherwise, a majority
                   a quorum. However, a shareholders'      of the directors in office, whether or
                   meeting shall be called to elect        not comprising a quorum, may fill
                   trustees if required by the 1940        vacancies that result from any cause
                   Act.                                    except an increase in the number of
                                                           directors. A majority of the entire
                                                           board of directors may fill
                                                           vacancies that result from an
                                                           increase in the number of directors.

                   In the event all trustee offices        Under the By-Laws, directors may
                   become vacant, an authorized officer    increase or decrease their number;
                   of the investment adviser shall         if the number is increased, the
                   serve as the sole remaining trustee,    added directors may be elected by a
                   subject to the provisions of the        majority of directors then in office.
                   1940 Act, and shall, as soon as         For other vacancies, the directors then in
                   practicable, fill all of the            then in office (though less than quorum)
                   vacancies on the board. Thereupon,      shall continue to act and may by
                   the investment adviser shall resign     majority vote fill any vacancy until




                                      C-10
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                   as trustee and a shareholders'          the next meeting of stockholders,
                   meeting shall be called to elect        subject to the 1940 Act.
                   trustees.
                                                           The number of directors may also
                                                           be increased or decreased by vote
                                                           of stockholders at any meeting
                                                           called for the purpose and if the
                                                           vote is to increase the number,
                                                           stockholders will vote by plurality
                                                           to elect the directors to fill the new
                                                           vacancies as well as any then
                                                           existing vacancies. The By-Laws
                                                           further provide that "[a]ny vacancy
                                                           may be filled by the [s]tockholders
                                                           at any meeting thereof."

SHAREHOLDER        Under the Delaware Act, except to      The stockholders of a corporation
LIABILITY          the extent otherwise provided in       are not liable for the obligations of
                   the governing instrument of a DST,     the corporation.
                   shareholders of a DST are entitled
                   to the same limitation of personal
                   liability extended to shareholders
                   of a private corporation organized
                   for profit under the General
                   Corporation Law of the State of
                   Delaware (such shareholders are
                   generally not liable for the
                   obligations of the corporation).

                   Under the Declaration, shareholders
                   are entitled to the same limitation
                   of personal liability as that
                   extended to shareholders of a private
                   corporation organized for profit
                   under the General Corporation Law
                   of the State of Delaware. However,
                   the board of trustees may cause any
                   shareholder to pay for charges of
                   the trust's custodian or transfer,
                   dividend disbursing, shareholder
                   servicing or similar agent for
                   services provided to such
                   shareholder.

TRUSTEE/DIRECTOR/  Subject to the provisions in the        Maryland Law requires a director to
AGENT LIABILITY    governing instrument, the Delaware      perform his or her duties in good
                   Act provides that a trustee or any      faith, in a manner he or she
                   other person managing the DST,          reasonably believes to be in the best
                   when acting in such capacity, will      interests of the corporation and with
                   not be personally liable to any         the care that an ordinarily prudent
                   person other than the DST or a          person in a like position would use
                   shareholder of the DST for any act,     under similar circumstances. A
                   omission or obligation of the DST       director who performs his or her
                   or any trustee. To the extent that      duties in accordance with this
                   at law or in equity, a trustee has      standard has no liability to the
                   duties (including fiduciary duties)     corporation, its stockholders or to
                   and liabilities to the DST and its      third persons by reason of being or
                   shareholders, such duties and           having been a director. A
                   liabilities may be expanded or          corporation may include in its
                   restricted by the governing             charter a provision expanding or
                   instrument.                             limiting the liability of its directors
                                                           and officers for money damages to
                                                           the corporation or its stockholders,
                                                           provided however, that liability
                                                           may not be limited to the extent the
                                                           person has received an improper
                                                           benefit or profit in money, property
                                                           or services or where such person
                                                           has been actively and deliberately
                                                           dishonest.

                   The Declaration provides that any       The Charter provides that no
                   person who is or was a trustee,         director or officer shall be
                   officer, employee or other agent of     personally liable to the Corporation
                   the Trust or is or was serving at the   or its stockholders for monetary


                                      C-11
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                   request of the Trust as a trustee,      damages except: (i) a director or
                   director, officer, employee or other    officer is liable for the amount of
                   agent of another corporation,           any improper benefit or profit he or
                   partnership, joint venture, trust or    she receives; and (ii) where a
                   other enterprise (an "Agent") will      judgment or other final adjudication
                   be liable to the Trust and to any       adverse to the director or officer is
                   shareholder solely for such Agent's     entered in a proceeding based on a
                   own willful misfeasance, bad faith,     finding that such person's action, or
                   gross negligence or reckless            failure to act, was the result of
                   disregard of the duties involved in     active and deliberate dishonesty and
                   the conduct of such Agent (such         was material to the cause of action
                   conduct referred to as                  adjudicated in the proceeding. The
                   "Disqualifying Conduct"). Subject       Charter further provides that no
                   to the preceding sentence, Agents       director or officer will be protected
                   will not be liable for any act or       from liability to the Corporation
                   omission of any other Agent or any      or its stockholders arising from
                   investment adviser or principal         from such director's or officer's
                   underwriter of the Trust. No Agent,     Disqualifying Conduct.
                   when acting in such capacity, shall
                   be personally liable to any person
                   (other than the Trust or its
                   shareholders as described above)
                   for any act, omission or obligation
                   of the Trust or any trustee.

INDEMNIFICATION    Subject to such standards and           Unless limited by its charter,
                   restrictions contained in the           Maryland Law requires a
                   governing instrument of a DST, the      corporation to indemnify a director
                   Delaware Act authorizes a DST to        who has been successful, on the
                   indemnify and hold harmless any         elements or otherwise, in the
                   trustee, shareholder or other person    defense of any proceeding to which
                   from and against any and all claims     such person was a party because of
                   and demands.                            such person's service in such
                                                           capacity, against reasonable
                                                           expenses incurred in connection
                                                           with the proceeding.

                                                           Maryland Law permits a corporation
                                                           to indemnify a director, officer,
                                                           employee or agent who is a party
                                                           or threatened to be a party, by
                                                           reason of service in that capacity,
                                                           to any threatened, pending or
                                                           completed action, suit or proceeding,
                                                           against judgments, penalties, fines,
                                                           settlements and reasonable expenses
                                                           unless it is established that: (i)
                                                           the act or omission of such person was
                                                           material to the matter giving rise to
                                                           the proceeding, and was committed
                                                           in bad faith or was the result of
                                                           active and deliberate dishonesty;
                                                           (ii) such person actually received an
                                                           improper personal benefit; or (iii)
                                                           such person had reasonable cause to
                                                           believe that the act or omission was
                                                           unlawful. However, if the
                                                           proceeding is a derivative suit or
                                                           was brought by the corporation, the
                                                           corporation may not indemnify a
                                                           person who has been adjudged to be
                                                           liable to the corporation.
                                                           Corporations are authorized to
                                                           advance payment of reasonable
                                                           expenses upon compliance with
                                                           certain requirements.

                   Pursuant to the Declaration, the        The By-Laws provide that the
                   Trust will indemnify any Agent          Corporation will indemnify its: (i)
                   who was or is a party or is             directors to the fullest extent that
                   threatened to be made a party to        indemnification of directors is
                   any proceeding by reason of such        permitted by Maryland Law; (ii)
                   Agent's capacity, against attorneys'    officers to the same extent as its
                   fees and other certain expenses,        directors and to such further extent
                   judgments, fines, settlements and       as is consistent with law; and (iii)
                   other amounts incurred in               directors and officers who, while


                                      C-12
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                   connection with such proceeding if      serving as directors or officers,
                   such Agent acted in good faith or in    also serve at the request of the
                   the case of a criminal proceeding,      Corporation as a director, officer,
                   had no reasonable cause to believe      partner, trustee, employee, agent or
                   such Agent's conduct was                fiduciary of another corporation,
                   unlawful. However, there is no          partnership, joint venture, trust,
                   right to indemnification for any        other enterprise or employee benefit
                   liability arising from the Agent's      plan to the fullest extent consistent
                   Disqualifying Conduct. As to any        with law. This indemnification (and
                   matter for which such Agent is          other rights) provided by the By-Laws
                   found to be liable in the               will continue as to persons who
                   performance of such Agent's duty        have ceased to be a director or
                   to the Trust or its shareholders,       officer, includes the advance of
                   indemnification will be made only       reasonable exepneses subject to
                   to the extent that the court in         certain conditions, and will inure
                   which that action was brought           to the  benefit of the heirs, executors
                   determines that in view of all the      and administrators of such persons
                   circumstances of the case, the Agent    but, such persons will not be
                   was not liablie by reason of such       protected against any liability to the
                   Agent's Disqualifying Conduct. Note     Corporation or its stockholders
                   that the Securities Act of 1933, as     arising from his or her Disqualifying
                   amended (the "1933 Act"), in the        Conduct. The Corporation may indemnify
                   opinion of the U.S. Securities and      and advance reasonable expenses to its
                   Exchange Commission ("SEC"), and        officers or directors of the
                   the 1940 Act also limit the ability     Corporation as may be provided by
                   of the Trust to indemnify an Agent.     the board of directors or by
                                                           contract, subject to any limitations
                   Expenses incurred by an Agent in        imposed by the 1940 Act. The By-
                   defending any proceeding may be         Laws permit the board of directors
                   advanced by the Trust before the        to make such additional provisions
                   final disposition of the proceeding     for the indemnification and
                   on receipt of an undertaking by or      advancement of expenses to directors,
                   on behalf of the Agent to repay the     officers, employees and agents, as
                   amount of the advance if it is          are consistent with the law. The
                   ultimately determined that the          indemnification provided by the
                   Agent is not entitled to                By-Laws is not exclusive of any
                   indemnification by the Trust.           other right, with respect to
                                                           indemnification or otherwise,
                                                           to which those seeking
                                                           indemnification may be entitled
                                                           under any insurance or other
                                                           agreement or resolution of
                                                           stockholders or disinterested
                                                           directors or otherwise.

INSURANCE          The Delaware Act is silent as to        Under Maryland Law, a corporation
                   the right of a DST to purchase          may purchase insurance on behalf
                   insurance on behalf of its trustees     of any person who is or was a
                   or other persons.                       director, officer, employee or agent
                                                           against any liability asserted against
                                                           and incurred by such person in any
                                                           such capacity whether or not the
                                                           corporation would have the power
                                                           to indemnify such person against
                                                           such liability.

                   However, as the policy of the           The By-Laws authorize the
                   Delaware Act is to give maximum         Corporation to purchase insurance
                   effect to the principle of freedom      on behalf of any person who is or
                   of contract and to the enforce-         was a director, officer, employee or
                   ability of governing instruments,       agent of the Corporation or who,
                   the Declaration authorizes the board    while a director, officer, employee,
                   of trustees, to the fullest extent      or agent of the Corportion, is or was
                   permitted by applicable law, to         serving at the request of the
                   purchase with Trust assets,             Corporation as a director, officers,
                   insurance for liability and for all     partner, trustee, employee, or
                   expenses of an Agent in connection      agent of another foreign or
                   with any proceeding in which such       domestic corporation, partnership,
                   Agent becomes involved by virtue        joint venture, trust, other
                   of such Agent's actions, or             enterprise, or employee benefit
                   omissions to act, in its capacity       plan against any liability
                   or former capacity with the Trust,      asserted against and incurred by
                   whether or not the Trust would          such person in any such capacity
                   have the power to indemnify such        or arising out of such persons
                   Agent against such liability.           position. However, no insurance


                                      C-13
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------

                                                           may be purchased which would
                                                           indemnify any director or officer
                                                           against any liability to the
                                                           Corporation or its stockholders
                                                           arising from such person's
                                                           Disqualifying Conduct.

SHAREHOLDER        Under the Delaware Act, except to       Under Maryland Law, a
RIGHT OF           the extent otherwise provided in the    stockholder may inspect, during
INSPECTION         governing instrument and subject to     usual business hours, the
                   reasonable standards established by     corporation's by-laws, stockholder
                   the trustees, each shareholder has      proceeding minutes, annual
                   the right, upon reasonable demand       statements of affairs and voting
                   for any purpose reasonably related      trust agreements and, if the
                   to the shareholder's interest as a      corporation is not an open-end
                   shareholder, to obtain from the DST     investment company, a statement
                   certain information regarding the       showing all stock and securities
                   governance and affairs of the DST.      issued by the corporation for a
                                                           period of not more than the previous
                   To the extent permitted by              12 months. In addition, stockholders
                   Delaware law and the By-Laws, a         who have individually or together
                   shareholder, upon reasonable            been holders of at least 5% of the
                   written demand to the Trust for any     outstanding stock of any class for
                   purpose reasonably related to such      at least 6 months, may inspect
                   shareholder's interest as a             and copy the corporation's
                   shareholder, may inspect certain        books of account, its stock ledger
                   information as to the governance        and its statement of affairs.
                   and affairs of the Trust during
                   regular business hours. However,        The Charter grants stockholders
                   reasonable standards governing,         inspection rights only to the extent
                   without limitation, the information     provided by Maryland Law. Such
                   and documents to be furnished and       rights are subject to reasonable
                   the time and location of furnishing     regulations of the board of directors
                   the same, will be established by the    not contrary to Maryland Law.
                   board or any officer to whom such
                   power is delegated in the By-Laws.
                   In addition, as permitted by the
                   Delaware Act, the By-Laws also
                   authorize the board or an officer to
                   whom such powers is delegated in the
                   By-Laws, to keep confidential from
                   shareholders for such period of
                   time as deemed reasonable any
                   information that the board or such
                   officer in good faith believes
                   would not be in the best interest of
                   the Trust to disclose or that could
                   damage the Trust or that the Trust
                   is required by law or by agreement
                   with a third party to keep
                   confidential.

DERIVATIVE         Under the Delaware Act, a               Under Maryland Law, in order to
ACTIONS            shareholder may bring a derivative      bring a derivative action, a
                   action if trustees with authority to    stockholder (or his or her
                   do so have refused to bring the         predecessor if he or she became a
                   action or if a demand upon the          stockholder by operation of law)
                   trustees to bring the action is not     must be a stockholder (a) at the
                   likely to succeed. A shareholder        time of the acts or omissions
                   may bring a derivative action only      complained about, (b) at the time
                   if the shareholder is a shareholder     the action is brought, and (c) until
                   at the time the action is brought       the completion of the litigation. A
                   and: (i) was a shareholder at the       derivative action may be brought by
                   time of the transaction complained      a stockholder if (i) a demand upon
                   about or (ii) acquired the status       the board of directors to bring the
                   of shareholder by operation of          action is improperly refused or (ii) a
                   law of pursuant to the governing        request upon the board of directors
                   instrument from a person who was        would be futile.
                   a shareholder at the time of the
                   transaction. A shareholder's right      Under Maryland Law, a director of
                   to bring a derivative action may be     an investment company who "is not
                   subject to such additional standards    an interested person, as defined by
                   and restrictions, if any, as are set    the 1940 Act, shall be deemed to be
                   forth in the governing instrument.      independent and disinterested when
                                                           making any determination or taking
                                                           any action as a director."




                                      C-14
PAGE

                          Delaware Statutory Trust                 Maryland Corporation
                          ------------------------                 --------------------
                   The Declaration provides that,
                   subject to the requirements set
                   forth in the Delaware Act, a
                   shareholder may bring a derivative
                   action on behalf of the Trust only
                   if the shareholder first makes a
                   pre-suit demand upon the board of
                   trustees to bring the subject
                   action unless an  effort to cause
                   the board of trustees  to bring
                   such action is excused. A
                   demand on the board of trustees
                   shall only be excused if a majority
                   of the board of trustees, or a
                   majority of any committee
                   established to consider the merits of
                   such action, has a material personal
                   financial interest in the action at
                   issue. A trustee shall not be deemed
                   to have a material personal financial
                   interest in an action or otherwise
                   be disqualified from ruling on a
                   shareholder demand by virtue of the
                   fact that such trustee receives
                   remuneration from his service on
                   the board of trustees of the Trust
                   or on the boards of one or more
                   investment companies with the
                   same or an affiliated investment
                   adviser or underwriter.

MANAGEMENT         The Trust is a closed-end              The Corporation is a closed-end
INVESTMENT         management investment company          management investment company
COMPANY            under the 1940 Act.                    under the 1940 Act.
CLASSIFICATION


                                      C-15




PAGE


                                                                  EXHIBIT D



                  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED


                                        CURRENT
                                      FUNDAMENTAL                  PROPOSED FUNDAMENTAL
PROPOSAL OR      INVESTMENT       INVESTMENT RESTRICTION         INVESTMENT RESTRICTION
SUB-PROPOSAL    RESTRICTION        THE FUND MAY NOT:                THE FUND MAY NOT:
------------ ----------------- --------------------------- -------------------------------------
    3a       Borrowing,         Issue senior securities,     Borrow money, except to the
             Issuing Senior     borrow money or pledge       extent permitted by the 1940 Act
             Securities and     its assets, except that      or any rules, exemptions or
             Pledging Assets    the Fund may borrow from     interpretations thereunder that
                                a bank (i) for temporary     may be adopted, granted or issued
                                or emergency purposes, or    by the SEC.
                                (ii) to finance repurchase
                                of its shares and to
                                finance tneder offers, in
                                amounts not exceeding 30%
                                (taken at the lower cost
                                or current value) of its
                                total assets (not including
                                the amount borrowed), and
                                may also pledge its assets
                                to secure such borrowings.
                                The Fund will not purchase
                                additional portfolio
                                securities while borrrowings
                                exceeds 5% of the value of
                                its total assets.

    3b       Industry           Invest 25% or more of the    Invest more than 25% of its net
             Concentration      total value of its assets    assets in securities of issuers in
                                in a particular industry.    any one industry (other than
                                                             securities issued or guaranteed by
                                                             the U.S. government or any of its
                                                             agencies or instrumentalities or
                                                             securities of other investment
                                                             companies).

    3c       Commodities        Buy or sell commodities or    Purchase or sell physical
                                commodity contracts, except   commodities, unless acquired as a
                                that it may purchase or       result of ownership of securities
                                sell futures contracts on     or other instruments and provided
                                debt securities, on stock     that this restriction does not
                                and bond indices and          prevent the Fund from engaging
                                foreign currencies,           in transactions involving
                                securities which are          currencies and futures contracts
                                secured by commodities,       and options thereon or investing
                                and securities of companies   in securities or other instruments
                                which invest or deal in       that are secured by physical
                                commodities.                  commodities.

    3d       Real Estate        Buy or sell real estate or    Purchase or sell real estate unless
                                interests in real estate,     acquired as a result of ownership
                                except that it may purchase   of securities or other instruments
                                and sell securities which     and provided that this restriction
                                are secured by real estate    does not prevent the Fund from
                                and securities of companies   purchasing or selling securities
                                which invest or deal in       secured by real estate or interests
                                real estate.                  therein or securities of issuers that
                                                              invest, deal or otherwise engage
                                                              in transactions in real estate or
                                                              interests therein.



                                      D-1

PAGE



                                        CURRENT
                                      FUNDAMENTAL                  PROPOSED FUNDAMENTAL
PROPOSAL OR      INVESTMENT       INVESTMENT RESTRICTION         INVESTMENT RESTRICTION
SUB-PROPOSAL    RESTRICTION        THE FUND MAY NOT:                THE FUND MAY NOT:
------------ ----------------- --------------------------- -------------------------------------
    3e       Lending           Make loans, except that the   Make loans to other persons except
                               Fund may lend portfolio       (a) through the lending of its
                               securities with an            portfolio securities, (b) through the
                               aggregate market value of     purchase of debt securities, loan
                               not more than one-third of    participations and/or engaging in
                               its total assets and may      direct corporate loans in
                               enter into repurchase         accordance with its investment
                               agreements to the extent      goals and policies, and (c) to the
                               permitted under applicable    extent the entry into a repurchase
                               law.                          agreement is deemed to be a loan.
                                                             The Fund may also make loans to
                                                             other investment companies to the
                                                             extent permitted by the 1940 Act
                                                             or any rules or exemptions or
                                                             interpretations thereunder that may
                                                             be adopted, granted or issued by
                                                             the SEC.

    3f       Underwriting       Act as an underwriter        Act as an underwriter except to the
                                except to the extent that,   extent the Fund may be deemed to
                                in connection with the       be an underwriter when disposing
                                disposition of portfolio     of securities it owns or when
                                securities, it may be        selling its own shares.
                                deemed to be an under-
                                writer under applicable
                                laws.

    4        Margin             Purchase securities on       Proposed to be Eliminated.*
                                margin, except such
                                short-term credits as
                                may be necessary for
                                clearance of transactions
                                and the maintenance of
                                margin with respect to
                                futures contracts.

    4        Short Sales        Make short sales of          Proposed to be Eliminated.*
                                securities or maintain
                                a short position.

    4        Non-Publicly       Invest in securities which   Proposed to be Eliminated.*
               Traded,          are not publicly traded
             Restriced and      or which cannot be readily
               Illiquid         resold because of legal or
              Securities        contractual restrictions
                                ("restricted securities")
                                or which are not otherwise
                                readily marketable (including
                                repurchase agreements having
                                more than seven days
                                remaining to maturity,
                                equipment lease certificates,
                                equipment trust certificates,
                                conditional sales contracts,
                                and over-the-counter options)
                                if, regarding all such
                                securities, more than 15%
                                of its total assets (taken
                                at current value) would
                                be invested in such securities.


------------------------

* Note: The Fund will still be subject to the fundamental investment restrictions on issuing senior securities described in Sub-Proposal 3(a) above.

                                      D-2

PAGE


                                        CURRENT
                                      FUNDAMENTAL                  PROPOSED FUNDAMENTAL
PROPOSAL OR      INVESTMENT       INVESTMENT RESTRICTION         INVESTMENT RESTRICTION
SUB-PROPOSAL    RESTRICTION        THE FUND MAY NOT:                THE FUND MAY NOT:
------------ ----------------- --------------------------- -------------------------------------
    4            IRS            Purchase the securities     Proposed to be Eliminated.
             Diversification    of any one issuer (other
                                than the U.S. Government    NOTE: The Fund intendst to continue
                                or any ot its agencies or   to comply with all applicable
                                instrumentalities or        diversification requirements for
                                securities of other         regulated investment companies set
                                investment companies) if    forth in the Internal Revenue Code
                                immediately after such      of 1986, as amended.
                                investment (a) more than
                                5% of the value of the
                                Fund's total assets would
                                be invested in such issuer,
                                or (b) more than 10% of the
                                outstanding voting securities
                                of such issuer would be
                                owned by the Fund, except
                                that up to 50% of the value
                                of the Fund's total assets
                                may be invested without
                                regard to such 5% and 10%
                                limitations.


                                      D-3
PAGE
                                                                      EXHIBIT D

                             AUDIT COMMITTEE CHARTER

I. THE COMMITTEE.

      The Audit Committee ("Committee") is a committee of, and established by, the Board of Directors/Trustees of the Fund (the "Board"). The Committee shall consist of such number of members as set by the Board from time to time and its members shall be selected by the Board. The Committee shall be comprised entirely of "independent" members, as defined in Item 3(a)(2) of SEC Form N-CSR ("Disinterested Board members"). Members shall be financially literate. At least one member of the Committee shall be designated by the Board as an "audit committee financial expert," as defined in Item 3(b) of SEC Form N-CSR, unless the Board determines that the Fund does not have an audit committee financial expert on the Committee.

II. PURPOSES OF THE COMMITTEE.

      The function of the Committee is to be directly responsible for overseeing the Fund's accounting and auditing processes, which shall include the appointment, compensation, retention and oversight of the work of the Fund's independent auditors ("auditors") engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management's responsibility to maintain appropriate systems for accounting and internal controls. It is the auditors' responsibility to plan and carry out a proper audit and to report directly to the Committee.

      Consistent with such allocation of functions, the purposes of the Committee are:

           (a) To oversee the Fund's accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

           (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

           (c) To act as a liaison between the Fund's independent auditors and the Board; and

           (d) To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

         In addition, the Committee shall serve as the Fund's Qualified Legal Compliance Committee ("QLCC") pursuant to Section 205 of the SEC's Standards of Professional Conduct for Attorneys (the "Standards"). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. "Evidence of a material violation" means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar duty) to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

PAGE

III.  POWERS AND DUTIES.

      The Committee shall have the following powers and duties to carry out its purposes:

           (a) To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence of the auditors in accordance with applicable law.

           (b) To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

                  (i) pre-approval of all audit and audit related services;

                  (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

                  (iii) pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

                  (iv) establishment by the Committee, if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Committee; provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

           (c) To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund's financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors' comments with respect to the Fund's financial policies, procedures and internal controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render.

           (d) To receive and consider reports from the auditors:

                  (i) as required by generally accepted accounting standards;
and

                  (ii) annually and by update as required by SEC Regulation S-X, regarding: (w) all critical accounting policies and practices of the Fund to be used; (x) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors; (y) other material written communications between the auditors and management of the Fund, such as any management letter

PAGE

                        or schedule of unadjusted differences; and (z) all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X.

           (e) To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

           (f) To investigate improprieties or suspected improprieties in Fund operations.

           (g) In considering the independence of the auditors, to request from the auditors a written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund's investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund; to obtain and consider periodic reports from the auditors regarding whether the provision of non-audit services is compatible with maintaining the auditor's independence; and to request from the auditors a certificate that they are independent auditors under the Federal securities laws and are in compliance with all standards adopted by the Independence Standards Board.

           (h) To review the experience and qualifications of the senior members of the auditors' team and the quality control procedures of the auditors.

           (i) To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund's financial statements and accounting principles and practices.

           (j) To review, at such times and in the manner deemed appropriate by the Committee, the results of the annual audit and financial statements, and the report of the auditors' audit of the Fund's annual financial statements, including footnotes and any significant audit findings.

           (k) To consider management's evaluation of the Fund's disclosure controls and procedures in connection with certifications of the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer concerning (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data and have identified for the Fund's auditors any material weaknesses in internal controls; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls, and for any other purposes the Committee deems appropriate.

           (l) To inform the chief legal officer ("CLO") and chief executive officer ("CEO") of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, "affiliates").

           (m) To determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates.

           (n) If the Committee determines such an investigation is necessary or appropriate, (i) to notify the Board; (ii) to initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (iii) to retain such additional expert personnel as the Committee deems necessary to assist in the investigation.

           (o) At the conclusion of any such investigation, (i) to recommend by a majority vote, that the Fund implement an appropriate response (as defined in

PAGE

Section 205.2(b) of the Standards) to evidence of a material violation, and (ii) to inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted.

           (p) Acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take.

           (q) To otherwise respond to evidence of a material violation.

IV. OTHER FUNCTIONS AND PROCEDURES OF THE COMMITTEE.

           (a) The Committee shall meet at least twice each year or more frequently, in open or executive sessions. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III
(c), above; and (ii) management's internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall have separate sessions with the auditors, management and others, as and when it deems appropriate.

           (b) The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund's adviser regarding accounting, internal accounting controls, or accounting matters; and
(ii) the confidential, anonymous submission by employees of the Fund or the Fund's adviser of concerns regarding questionable accounting or auditing matters.

           (c) The Committee shall have the authority to engage special counsel, experts and advisers as and when it determines necessary to carry out its duties and the Fund must provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

           (d) The Committee shall have unrestricted access to the Fund's management and management of the Fund's adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

           (e) The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

           (f) The Committee shall review this Charter annually, or more frequently if it chooses, and recommend any changes to the Board.

                 ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

         The Committee shall comply with rules of the New York Stock Exchange, Inc. and the U.S. Securities and Exchange Commission applicable to closed-end funds, including (i) the preparation of the Audit Committee Disclosure Report required to be included in the Fund's annual proxy statement; and (ii) the review and discussion of Fund financial statements and management policies in accordance with applicable Corporate Governance Rules of the New York Stock Exchange, Inc.

PAGE

                                                            TLGIM PROXY 01/04





PAGE




                       TEMPLETON GLOBAL INCOME FUND, INC.
               ANNUAL MEETING OF SHAREHOLDERS - FEBRUARY 27, 2004

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, ROBERT C. ROSSELOT and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Global Income Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 11:00 a.m., Eastern time, on the 27th day of February, 2004 including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) 2, 3 (INCLUDING SIX (6) SUB-PROPOSALS) AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

                 (CONTINUED, AND TO BE SIGNED ON THE OTHER SIDE)

                              FOLD AND DETACH HERE

                                                   PLEASE MARK VOTES AS
                                                   INDICATED IN THIS
                                                   EXAMPLE                [X]

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.


Proposal 1 - Election of Directors.

     FOR all nominees               WITHHOLD          Nominees: Frank J. Crothers, Charles B. Johnson,
    listed (except as              AUTHORITY          Fred R. Millsaps and Frank A. Olson
   marked to the right)         to vote for all
                                nominees listed

         [ ]                         [ ]              TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
                                                      NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE
                                                      BELOW.

                                                      ------------------------------------------------------------


Proposal 2 - To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]


Proposal 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes six (6) Sub-Proposals):

  Sub-Proposal 3a. To amend the Fund's fundamental investment restriction regarding borrowing and issuing senior securities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3b. To amend the Fund's fundamental investment restriction regarding industry concentration.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3c. To amend the Fund's fundamental investment restriction regarding investments in commodities.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3d. To amend the Fund's fundamental investment restriction regarding investments in real estate.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3e. To amend the Fund's fundamental investment restriction regarding lending.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

  Sub-Proposal 3f. To amend the Fund's fundamental investment restriction regarding underwriting.

                     FOR               AGAINST             ABSTAIN

                     [ ]                 [  ]               [  ]

Proposal 4 - To approve the elimination of certain of the Fund's fundamental investment restrictions.

                     FOR              AGAINST               ABSTAIN
                     [ ]               [ ]                    [ ]



I PLAN TO ATTEND THE MEETING.             YES      NO
                                          [ ]      [ ]


SIGNATURE(S):                                           DATED            , 2004
             ------------------------------------------       -----------

Please sign exactly as your name appears on this proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                              FOLD AND DETACH HERE